Exhibit 10.c(ii)

_________________________________________________________

     FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC.

                       Transferor


 DIRECT MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION

                        Servicer


                           and

             THE BANK OF NEW YORK (DELAWARE)

                         Trustee

    on behalf of the Series 1996-1 Certificateholders


                SERIES 1996-1 SUPPLEMENT

               Dated as of April 23, 1996

                           to

             POOLING AND SERVICING AGREEMENT

                Dated as of May 26, 1995
          ____________________________________

        FINGERHUT FINANCIAL SERVICES MASTER TRUST

             $518,000,000 6.45% Asset Backed
          Certificates, Series 1996-1, Class A

             $87,500,000 6.80% Asset Backed
          Certificates, Series 1996-1, Class B

         $50,000,000 Floating Rate Asset Backed
          Certificates, Series 1996-1, Class C

        $44,500,000 0% Asset Backed Certificates,
                 Series 1996-1, Class D

_________________________________________________________


          SERIES 1996-1 SUPPLEMENT, dated as of April 23,
1996 (this "Series Supplement") by and among FINGERHUT
FINANCIAL SERVICES RECEIVABLES, INC., a corporation organized and existing under the laws of the State of Delaware, as Transferor (the "Transferor"), DIRECT
MERCHANTS CREDIT CARD BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States, as Servicer (the "Servicer"), and THE
BANK OF NEW YORK (DELAWARE), a Delaware banking corporation organized and existing under the laws of the State of Delaware as trustee (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), under the Pooling and Servicing Agreement dated as of May 26, 1995 as amended, supplemented or otherwise modified from time to time (the "Agreement") among the Transferor, the Servicer and the Trustee.

          Section 6.9 of the Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Transferor, for execution and redelivery to the Trustee for authentication, of one or more Series of Certificates.

          Pursuant to this Series Supplement, the
Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal
Terms thereof.

1. SECTION 1. Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known generally as the "Series 1996-1 Certificates."
The Series 1996-1 Certificates shall be issued in four
Classes, which shall be designated generally as the 6.45%
Asset Backed Certificates, Series 1996-1, Class A (the
"Class A Certificates"), the 6.80% Asset Backed
Certificates, Series 1996-1, Class B (the "Class B
Certificates"), the Floating Rate Asset Backed
Certificates, Series 1996-1, Class C (the "Class C
Certificates") and the 0% Asset Backed Certificates,
Series 1996-1, Class D (the "Class D Certificates").

1.             SECTION 2.  Definitions.  In the event
that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern with respect to the Series 1996-1 Certificates. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, as amended or supplemented by this Series Supplement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement.
Each capitalized term defined herein shall relate only to the Series 1996-1 Certificates and no other Series of Certificates issued by the Trust.

          "ABC Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding
Business Day and (b) the sum of the numerators used to calculate the allocation percentages with respect to Principal Receivables for all Series.

          "ABC Investor Default Amount" shall mean (i) on any Business Day other than a Default Recognition Date, an amount equal to the product of (a) the sum of the Class A Floating Allocation Percentage, the Class B
Floating Allocation Percentage and the Class C Floating
Allocation Percentage applicable on such Business Day and
(b) the aggregate Default Amount identified since the prior reporting date and (ii) on any Default Recognition
Date, an amount equal to the product of (a) the sum of the Class A Default Recognition Allocation Percentage, the Class B Default Recognition Allocation Percentage and the Class C Default Recognition Allocation Percentage applicable on such Default Recognition Date and (b) the Default Amount with respect to such Default Recognition
Date.

          "Additional Interest" shall mean, at any time of determination, the sum of the Class A Additional
Interest, Class B Additional Interest and Class C
Additional Interest.

          "Adjusted Invested Amount" shall mean as of any Business Day the Invested Amount minus the Series
Allocation Percentage of the amount then on deposit in the Excess Funding Account.

          "Amortization Period" shall mean the period beginning on the day following the last day of the Revolving Period and ending on the Series 1996-1
Termination Date.

          "Amortization Period Commencement Date" shall mean the earlier of the first day of the August 1998
Monthly Period and the Pay Out Commencement Date.

          "Available Series 1996-1 Finance Charge
Collections" shall have the meaning specified in subsection 4.9(a) of the Agreement.

          "Base Rate" shall mean, as of any Business Day, the sum of (i) the average of (A) the Class A Certificate
Rate, (B) the Class B Certificate Rate and (C) the Class
C Certificate Rate, each of (A), (B) and (C) weighted by the unpaid principal amount of each respective Class of Certificates as of such Business Day, plus (ii) the product of 2% per annum and a fraction the numerator of which is the Adjusted Invested Amount and the denominator of which is the Invested Amount.

          "Carryover Class A Interest" shall mean with respect to any Business Day (a) any Class A Interest due but not paid on any previous Distribution Date plus (b) any Class A Additional Interest due on the next succeeding Distribution Date.

          "Carryover Class B Interest" shall mean with respect to any Business Day (a) any Class B Interest due but not paid on any previous Distribution Date plus (b) any Class B Additional Interest due on the next succeeding Distribution Date.

          "Carryover Class C Interest" shall mean with respect to any Business Day (a) any Class C Interest due but not paid on any previous Distribution Date plus (b) any Class C Additional Interest due on the next succeeding Distribution Date.

          "Carryover Class D Interest" shall mean with respect to any Business Day (a) any Class D Interest due but not paid on any previous Distribution Date plus (b) any Class D Additional Interest due on the next succeeding Distribution Date.

               "Class A Additional Interest" shall have the meaning specified in subsection 4.6(a) of the Agreement.

          "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

          "Class A Certificateholders' Interest" shall mean the portion of the Series 1996-1 Certificateholders'
Interest evidenced by the Class A Certificate.

          "Class A Certificate" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A1 hereto.

          "Class A Certificate Rate" shall mean 6.45% per annum.

          "Class A Controlled Amortization Amount" shall mean $34,533,333.34.

          "Class A Controlled Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the Class A Controlled Amortization Amount plus the Class A Deficit Controlled Amortization Amount determined on the preceding Distribution Date, if any.

          "Class A Default Recognition Allocation
Percentage" shall mean, with respect to each Default
Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average
Class A Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average
Principal Receivables in the Trust for the related
Monthly Period.

          "Class A Deficit Controlled Amortization
Amount" shall mean zero on the initial Distribution Date and, on any subsequent Distribution Date, the excess, if any, of (i) the Class A Controlled Distribution Amount over (ii) the sum of (a) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and
Reallocated Class C Principal Collections) with respect to the preceding Monthly Period, (b) any amount on deposit in the Excess Funding Account allocated to the Class A Certificates pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, (c) the amount, if any, allocated to the Class A Certificates pursuant to subsections 4.9(a)(v), (vii), (viii), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.16(a), (b) and (c) of the Agreement during the preceding Monthly
Period, and (d) the amount of Shared Principal
Collections allocated to the Class A Certificates with respect to the preceding Monthly Period pursuant to
Section 4.8 of the Agreement.

          "Class A Expected Final Payment Date" shall mean the November 1999 Distribution Date.

          "Class A Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the end of the preceding
Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amounts on deposit in the Excess Funding
Account as of the end of the preceding Business Day and
(b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class A Initial Invested Amount" shall mean the aggregate initial principal amount of the Class A
Certificates, which is $518,000,000.

          "Class A Interest" shall mean the interest distributable in respect of the Class A Certificate as calculated in accordance with subsection 4.6(a) of the Agreement.

          "Class A Interest Shortfall" shall have the meaning specified in subsection 4.6(a) of the Agreement.

          "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount less the Class A
Percentage of the initial deposit to the Pre-Funding
Account plus the Class A Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding
Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class
A Certificateholders through and including such Business
Day, minus (c) the aggregate amount of Class A Investor
Charge-Offs for all prior Distribution Dates, plus (d) the sum of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior
Distribution Dates pursuant to subsection 4.9(a)(viii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and 4.16(a), (b) and (c) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

          "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.13(d) of the Agreement.

          "Class A Outstanding Principal Amount" shall mean with respect to the Class A Certificates, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount minus (b) the aggregate amount of principal payments (including principal payments made from the Pre-Funding Account) made to the Class A Certificateholders on or prior to such Business Day.

          "Class A Percentage" shall mean a fraction the numerator of which is the Class A Invested Amount and the denominator of which is the sum of the Class A Invested
Amount, the Class B Invested Amount and the Class C
Invested Amount.

          "Class A Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the sum of the Class A
Invested Amount and the Class A Percentage of funds on deposit in the Pre-Funding Account as of such Record Date
(determined after taking into account any increases or decreases in the Class A Invested Amount which will occur, and the amount of funds which will be on deposit in the Pre-Funding Account, on the following Distribution
Date) to the Class A Initial Invested Amount.

          "Class A Pre-Funded Amount" shall mean the product of the Pre-Funded Amount and the Class A
Percentage.

          "Class A Principal" shall mean the principal distributable in respect of the Class A Certificates as calculated in accordance with subsection 4.7(a) of the Agreement.

          "Class A Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class A
Interest for the then current Monthly Period, (ii) any Carryover Class A Interest, (iii) if DMCCB or an
Affiliate of DMCCB is no longer the Servicer, the Class A
Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class A
Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class A Percentage of the Series
Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related
Transfer Date and (vi) the unreimbursed amount by which the Class A Invested Amount has been reduced on prior
Business Days pursuant to clause (c) of the definition of Class A Invested Amount over (y) the Available Series
1996-1 Finance Charge Collections plus any Excess Finance
Charge Collections from other Series and any Transferor
Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi) above.

          "Class B Additional Interest" shall have the meaning specified in subsection 4.6(b) of the Agreement.

          "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

          "Class B Certificateholders' Interest" shall mean the portion of the Series 1996-1 Certificateholders'
Interest evidenced by the Class B Certificates.

          "Class B Certificate Rate" shall mean 6.80% per annum.

          "Class B Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A2 hereto.

          "Class B Controlled Amortization Amount" shall mean $29,166,666.67.

          "Class B Controlled Distribution Amount" shall mean, with respect to any Distribution Date, an amount equal to the Class B Controlled Amortization Amount plus the Class B Deficit Controlled Amortization Amount determined on the preceding Distribution Date, if any.

          "Class B Deficit Controlled Amortization
Amount" shall mean zero on the initial Distribution Date and, on any subsequent Distribution Date, the excess, if any, of (i) the Class B Controlled Distribution Amount over (ii) the sum of (a) an amount equal to the product of the ABC Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and
Reallocated Class C Principal Collections) with respect to the preceding Monthly Period (or, in the case of the first Distribution Date in the Amortization Period following the date on which an amount equal to the Class
A Invested Amount is deposited in the Principal Account to be applied to the payment of Class A Principal, the ABC Fixed/Floating Allocation Percentage of Principal
Collections from the date on which such deposit is made),
(b) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates pursuant to subsection 4.9(d) with respect to the preceding Monthly
Period, (c) the amount, if any, allocated to the Class B
Certificates pursuant to subsections 4.9(a)(v), (vii),
(xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.16(a) and (b) of the Agreement with respect to such Distribution Date, and (d) the amount of Shared Principal
Collections allocated to the Class B Certificates with respect to the preceding Monthly Period pursuant to
Section 4.8 of the Agreement on and after the Class B
Principal Payment Commencement Date;

          "Class B Default Recognition Allocation
Percentage" shall mean, with respect to each Default
Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average
Class B Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average
Principal Receivables in the Trust for the related
Monthly Period.

          "Class B Expected Final Payment Date" means the
February 2000 Distribution Date.

          "Class B Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class B
Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding
Business Day and (b) the sum of the numerators with respect to all Classes of all series then outstanding used to calculate the applicable allocation percentage.

          "Class B Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class B Invested Amount as of the end of the preceding
Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding
Account as of the end of the preceding Business Day and
(b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class B Initial Invested Amount" shall mean the aggregate initial principal amount of the Class B
Certificates which is $87,500,000.

          "Class B Interest" shall mean the interest distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.6(b) of the Agreement.

          "Class B Interest Shortfall" shall have the meaning specified in subsection 4.6(b) of the Agreement.

          "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount less the Class B
Percentage of the initial deposit to the Pre-Funding
Account plus the Class B Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding
Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class
B Certificateholders through and including such Business
Day, minus (c) the aggregate amount of Class B Investor
Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal
Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Business Days, and plus (e) the sum of the aggregate amount allocated and available on all prior
Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and 4.16(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

          "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.13(c) of the Agreement.

          "Class B Outstanding Principal Amount" shall mean with respect to the Class B Certificates, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount minus (b) the aggregate amount of principal payments (including principal payments made from the Pre-Funding Account) made to the Class B Certificateholders on or prior to such Business Day.

          "Class B Percentage" shall mean a fraction the numerator of which is the Class B Invested Amount and the denominator of which is the sum of the Class A Invested
Amount, the Class B Invested Amount and the Class C
Invested Amount.

          "Class B Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the sum of the Class B
Invested Amount and the Class B Percentage of funds on deposit in the Pre-Funding Account as of the last day of the related Monthly Period (determined after taking into account any increases or decreases in the Class B
Invested Amount which will occur, and the amount of funds which will be on deposit in the Pre-Funding Account, on the following Distribution Date) to the Class B Initial
Invested Amount.

          "Class B Pre-Funded Amount" shall mean the product of the Pre-Funded Amount and the Class B
Percentage.

          "Class B Principal" shall mean the principal distributable in respect of the Class B Certificates as calculated in accordance with subsection 4.7(b) of the Agreement.

          "Class B Principal Payment Commencement Date" shall mean the earlier of (a) (i) during the Controlled
Amortization Period, the Distribution Date following the
Distribution Date on which the final distribution of principal is made with respect to the Class A Invested
Amount or (ii) during the Early Amortization Period, the
Distribution Date on which the Class A Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1996-1 Certificates remaining after payments have been made to the Class A Certificates on such Distribution Date, the Distribution Date following the Distribution Date on which the Class A
Invested Amount is paid in full and (b) the Distribution
Date following a sale or repurchase of the Receivables as set forth in Section 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement or Section 3 of this Series Supplement.

          "Class B Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) the Class B
Interest for the then current Monthly Period, (ii) any Carryover Class B Interest, (iii) if DMCCB or an
Affiliate of DMCCB is no longer the Servicer, the Class B
Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class B
Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class B Percentage of the Series
Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related
Transfer Date and (vi) the unreimbursed amount by which the Class B Invested Amount has been reduced on prior
Business Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount over (y) the
Available Series 1996-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi) above.

          "Class C Additional Interest" shall have the meaning specified in subsection 4.6(c) of the Agreement.

          "Class C Certificateholder" shall mean the Person in whose name a Class C Certificate is registered in the Certificate Register.

          "Class C Certificateholders' Interest" shall mean the portion of the Series 1996-1 Certificateholders'
Interest evidenced by the Class C Certificates.

          "Class C Certificate Rate" shall mean 6.09141% per annum from April 23, 1996 through and including May
19, 1996 and from May 20, 1996 through and including June
19, 1996 and with respect to each Interest Period thereafter, a per annum rate .65% in excess of LIBOR as determined on the related LIBOR Determination Date.

          "Class C Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A3 hereto.

          "Class C Default Recognition Allocation
Percentage" shall mean, with respect to each Default
Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average
Class C Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average
Principal Receivables in the Trust for the related
Monthly Period.

          "Class C Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class C
Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding
Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class C Floating Allocation Percentage" shall mean, with respect to any Business Day, the percentage equivalent of a fraction, the numerator of which is the Class C Invested Amount as of the end of the preceding
Business Day and the denominator of which is the greater of (a) the total amount of Principal Receivables in the Trust and the amount on deposit in the Excess Funding
Account as of the end of the preceding Business Day and
(b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class C Initial Invested Amount" shall mean the aggregate initial principal amount of the Class C
Certificates which is $50,000,000.

          "Class C Interest" shall mean the interest distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.6(c) of the Agreement.

          "Class C Interest Shortfall" shall have the meaning specified in subsection 4.6(c) of the Agreement.

          "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount less the Class C
Percentage of the initial deposit to the Pre-Funding
Account plus the Class C Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding
Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class
C Certificateholders through and including such Business
Day, minus (c) the aggregate amount of Class C Investor
Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal
Collections and Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days (provided that the Class C Invested Amount shall in no event be reduced to an amount less than zero), and plus (e) the sum of the aggregate amount allocated and available on all prior
Business Days pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b) and 4.16(a) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

          "Class C Investor Charge-Offs" shall have the meaning specified in subsection 4.13(b) of the Agreement.

          "Class C Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount minus (b) the aggregate amount of principal payments
(including principal payments made from the Pre-Funding
Account) made to Class C Certificateholders prior to such Business Day.

          "Class C Percentage" shall mean a fraction the numerator of which is the Class C Invested Amount and the denominator of which is the sum of the Class A Invested
Amount, the Class B Invested Amount and the Class C
Invested Amount.

          "Class C Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the sum of the Class C
Invested Amount and the Class C Percentage of funds on deposit in the Pre-Funding Account as of such Record Date
(determined after taking into account any increases or decreases in the Class C Invested Amount which will occur, and the amount of funds on deposit in the Pre-
Funding Account, on the following Distribution Date) to the Class C Initial Invested Amount.

          "Class C Principal" shall mean the principal distributable in respect of the Class C Certificates as calculated in accordance with subsection 4.7(c) of the Agreement.

          "Class C Principal Payment Commencement Date" shall mean the earlier of (a) during the Amortization
Period the Distribution Date on which the Class B
Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1996-1
Certificates remaining after payments have been made to the Class B Certificates on such Distribution Date, the
Distribution Date following the Distribution Date on which the Class B Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a), 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement.

          "Class C Required Amount" shall mean the amount determined by the Servicer on each Business Day equal to the excess, if any, of (x) the sum of (i) Class C
Interest for the then current Monthly Period, (ii) any Carryover Class C Interest, (iii) if DMCCB or an
Affiliate of DMCCB is no longer the Servicer, the Class C
Floating Allocation Percentage of the Servicing Fee for the then current Monthly Period, (iv) the Class C
Floating Allocation Percentage of the Default Amount, if any, for such Business Day and, to the extent not previously paid, for any previous Business Day in such Monthly Period, (v) the Class C Percentage of the Series
Allocation Percentage of the Adjustment Payment required to be made by the Transferor but not made on the related
Transfer Date and (vi) the unreimbursed amount by which the Class C Invested Amount has been reduced on prior
Business Days pursuant to clauses (c) and (d) of the definition of Class C Invested Amount over (y) the
Available Series 1996-1 Finance Charge Collections plus any Excess Finance Charge Collections from other Series and any Transferor Finance Charge Collections allocated with respect to the amounts described in clauses (x)(i) through (vi) above.

          "Class C Reserve Account" shall have the meaning specified in the Class C Reserve Account
Agreement.

          "Class C Reserve Account Agreement" shall mean the Class C Reserve Account Agreement dated as of April
23, 1996 among the Transferor, the Servicer and the Trustee as amended and supplemented from time to time.

          "Class D Additional Interest" shall have the meaning specified in subsection 4.6(d) of the Agreement.

          "Class D Certificate Rate" shall initially be
0% per annum, but may be modified, at the option of the Transferor.

          "Class D Certificateholder" shall mean the Person in whose name a Class D Certificate is registered in the Certificate Register.

          "Class D Certificateholders' Interest" shall mean the portion of the Series 1996-1 Certificateholders'
Interest evidenced by the Class D Certificate.

          "Class D Certificates" shall mean any of the certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A4 hereto.

          "Class D Default Recognition Allocation
Percentage" shall mean with respect to each Default
Recognition Date, the percentage equivalent of a fraction, the numerator of which is the Weighted Average
Class D Invested Amount for the related Monthly Period and the denominator of which is the Weighted Average
Principal Receivables in the Trust for the related
Monthly Period.

          "Class D Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D
Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding
Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class D Floating Allocation Percentage" shall mean with respect to any Business Day the percentage equivalent of a fraction, the numerator of which is the Class D Invested Amount on such day after taking into account all adjustments of the Class D Invested Amount on such day and the denominator of which is the greater of
(a) the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account at the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Class D Initial Invested Amount" shall mean the aggregate initial principal amount of the Class D
Certificates which is $44,500,000.

          "Class D Interest" shall mean the interest distributable in respect of the Class D Certificates as calculated in accordance with subsection 4.6(d) of the Agreement.

          "Class D Interest Shortfall" shall have the meaning specified in subsection 4.6(d) of the Agreement.

          "Class D Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the initial principal balance of the Class D
Certificates, minus (b) the aggregate amount of principal payments made to Class D Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class D Investor Charge-Offs for all prior
Distribution Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Business
Days (provided that the Class D Invested Amount shall in no event be reduced to an amount less than zero), plus
(e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xiii) of the Agreement and, with respect to such subsection, pursuant to subsections
4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

          "Class D Investor Charge-Offs" shall have the meaning specified in subsection 4.13(a) of the Agreement.

          "Class D Investor Default Amount" shall mean
(i) on any Business Day other than a Default Recognition
Date, an amount equal to the product of (a) the Class D
Floating Allocation Percentage applicable on such Business Day and (b) the aggregate Default Amount identified since the prior reporting date and (ii) on any Default Recognition Date, an amount equal to the product of (a) the Class D Default Recognition Allocation
Percentage applicable on such Default Recognition Date and (b) the Default Amount with respect to such Default
Recognition Date.

          "Class D Outstanding Principal Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class D Initial Invested Amount minus (b) the aggregate amount of principal payments made to Class D Certificateholders prior to such Business Day.

          "Class D Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Class D Invested
Amount as of such Record Date (determined after taking into account any increases or decreases in the Class D
Invested Amount which will occur, and the amount of funds on deposit in the Pre-Funding Account, on the following
Distribution Date) to the Class D Initial Invested
Amount.

          "Class D Principal" shall mean the principal distributable in respect of the Class D Certificate as specified in subsection 4.7(d) of the Agreement.

          "Class D Principal Payment Commencement Date" shall mean the earlier of (a) the first Distribution Date on which the Class C Invested Amount is paid in full or, if there are no Principal Collections allocable to the Series 1996-1 Certificates remaining after payments have been made to the Class C Certificates on such Distribution Date, the Distribution Date following the
Distribution Date on which the Class C Invested Amount is paid in full and (b) the Distribution Date following a sale or repurchase of the Receivables as set forth in Sections 2.4(e), 9.2, 10.2(a), 12.1 and 12.2 of the
Agreement and Section 3 of this Series Supplement.

          "Closing Date" shall mean April 23, 1996.

          "Default Amount" shall mean, (i) on any
Business Day other than the Default Recognition Date, the aggregate amount of Principal Receivables in Accounts which became Defaulted Accounts on such Business Day and
(ii) on any Default Recognition Date the aggregate amount of Principal Receivables in Accounts which became
Defaulted Accounts during the then current Monthly Period
(other than such Accounts which were included in clause
(i)).

          "Default Recognition Date" shall mean the last day of each calendar month; provided, however, that with respect to any Monthly Period the "related Default
Recognition Date" shall mean the default Recognition Date occurring closest to the last day of such Monthly Period and any amounts allocated or applied on such Default
Recognition Date shall be deemed to apply to the related
Monthly Period.

          "Distribution Date" shall mean May 20, 1996, and the twentieth day of each month thereafter, or if such day is not a Business Day, the next succeeding
Business Day.

          "Early Amortization Period" shall mean the period beginning on the earlier of (a) the day on which a Pay Out Event occurs or is deemed to have occurred and
(b) the Class A Expected Final Payment Date if the Class
A Invested Amount has not been paid in full on such date, or the Class B Expected Final Payment Date if the Class B
Invested Amount has not been paid in full on such date, and ending on the earlier of (i) the date on which the Class A Invested Amount, the Class B Invested Amount, the
Class C Invested Amount and the Class D Invested Amount have been paid in full and (ii) the Series 1996-1
Termination Date.

          "Enhancement" shall mean, with respect to the Class A Certificates, the subordination of the Class B
Invested Amount, the Class C Invested Amount, and the
Class D Invested Amount, with respect to the Class B
Certificates, the subordination of the Class C Invested
Amount and the Class D Invested Amount, and with respect to the Class C Certificates, the subordination of the Class D Invested Amount.

          "Excess Finance Charge Collections" shall mean, with respect to any Business Day, as the context requires, either (x) the amount described in subsection
4.9(a)(xvii) of the Agreement allocated to the Series
1996-1 Certificates but available to cover shortfalls in amounts paid from Finance Charge Collections for other
Series, if any, or (y) the aggregate amount of Finance
Charge Collections allocable to other Series in excess of the amounts necessary to make required payments with respect to such Series, if any, and available to cover shortfalls with respect to the Series 1996-1
Certificates.

          "Fixed/Floating Allocation Percentage" shall mean for any Business Day the percentage equivalent of a fraction, the numerator of which is the Invested Amount at the end of the last day of the Revolving Period and the denominator of which is the greater of (a) the sum of the aggregate amount of Principal Receivables and the amount on deposit in the Excess Funding Account as of the end of the preceding Business Day and (b) the sum of the numerators with respect to all Classes of all Series then outstanding used to calculate the applicable allocation percentage.

          "Floating Allocation Percentage" shall mean for any Business Day the sum of the applicable Class A
Floating Allocation Percentage, Class B Floating
Allocation Percentage, Class C Floating Allocation
Percentage, and Class D Floating Allocation Percentage for such Business Day.

          "Full Invested Amount" shall mean $700,000,000.

          "Funding Period" shall mean the period from and including the Closing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full Invested Amount; (y) the first day on which a Pay Out Event is deemed to occur and (z) the first day of the November 1996 Monthly Period.

          "Initial Invested Amount" shall mean the aggregate principal amount of Investor Certificates of Series 1996-1, which is $576,554,687.50.

          "Initial Pre-Funded Amount" shall mean
$123,445,312.50.

          "Interest Accrual Period" shall mean, with respect to a Distribution Date, the period from and including the preceding Distribution Date to but excluding such Distribution Date; provided, however, that the initial Interest Accrual Period shall be the period from the Closing Date to but excluding the initial
Distribution Date.

          "Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to the sum of (a) the Class A Invested Amount as of such Business
Day, (b) the Class B Invested Amount as of such Business
Day, (c) the Class C Invested Amount as of such Business
Day and (d) the Class D Invested Amount as of such
Business Day.

          "Investor Certificateholder" shall mean the
Holder of record of an Investor Certificate of Series
1996-1.

          "Investor Certificates" shall mean the Class A
Certificates, the Class B Certificates, the Class C
Certificates and the Class D Certificate.

          "Investor Charge-Offs" shall mean the sum of Class A Investor Charge-Offs, Class B Investor Charge-
Offs, Class C Investor Charge-Offs and Class D Investor
Charge-Offs.
          "Investor Default Amount" shall mean, with respect to each Business Day, an amount equal to the product of the Default Amount identified since the prior reporting date and the Floating Allocation Percentage applicable for such Business Day.

          "Investor Percentage" shall mean, for any Business Day, (a) with respect to Finance Charge
Collections prior to the Pay Out Commencement Date,
Receivables in Defaulted Accounts at any time and Principal Collections during the Revolving Period, the
Floating Allocation Percentage and (b) with respect to Finance Charge Collections on and after the Pay Out
Commencement Date and Principal Collections during the
Amortization Period, the Fixed/Floating Allocation
Percentage.

          "LIBOR" shall mean, for any Interest Accrual
Period, the London interbank offered quotations for one-month Dollar deposits determined by the Trustee for each Interest Accrual Period in accordance with the provisions of Section 4.17 of the Agreement.

          "LIBOR Determination Date" shall mean the second Business Day prior to the commencement of each Interest Accrual Period; provided, however, that with respect to the initial Interest Accrual Period for the Class C Certificates, LIBOR Determination Date shall mean a date selected by the Transferor which shall not be in excess of two Business Days prior to the date of initial issuance of Certificates of the applicable Class. For purposes of this definition, a Business Day is any day on which banks in London and New York are open for the transaction of international business.

          "Minimum Retained Percentage" shall mean 2%.

          "Minimum Transferor Percentage" shall mean 0%;
provided, however, that in certain circumstances such percentage may be increased.

          "Monthly Period" shall have the meaning
specified in the Agreement, except that the first Monthly
Period with respect to the Series 1996-1 Certificates shall begin on and include the Closing Date and shall end on and include April 26, 1996.

          "Negative Carry Amount" shall have the meaning specified in subsection 4.10(a) of the Agreement.

          "Paired Series" shall have the meaning
specified in Section 19.

          "Paying Agent" shall mean, for the Series
1996-1 Certificates, The Bank of New York.

          "Payment Reserve Account" shall have the meaning specified in subsection 4.18 of the Agreement.

          "Pay Out Commencement Date" shall mean the date on which a Trust Pay Out Event is deemed to occur pursuant to Section 9.1 of the Agreement or a Series 1996-
1 Pay Out Event is deemed to occur pursuant to Section 8 of this Series Supplement.

          "Portfolio Yield" shall mean for the Series
1996-1 Certificates, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of the aggregate amount of Available Series 1996-1 Finance
Charge Collections for such Monthly Period (not including the amounts on deposit in the Payment Reserve Account and Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in prior Monthly Periods, if any) calculated on a cash basis, minus the aggregate Investor Default Amount for such Monthly Period and the Series Allocation Percentage of any Adjustment Payments which the Transferor is required but fails to make pursuant to the Pooling and Servicing Agreement for such Monthly Period, and the denominator of which is the average daily Invested Amount plus the Pre-Funded Amount during the preceding Monthly
Period; provided, however, that Excess Finance Charge
Collections applied for the benefit of the Certificateholders may be added to the numerator if Ratings Event with respect to the Series 1996-1
Certificates would not occur as a result thereof.

          "Pre-Funded Amount" shall mean (a) the Initial
Pre-Funded Amount, minus (b) the amount of any increases in the Invested Amount during the Funding Period pursuant to Section 4.15 of the Agreement, minus (c) the amount of any principal losses on funds on deposit in the Pre-
Funding Account and minus (d) the amount withdrawn from the Pre-Funding Account and deposited in the Excess
Funding Account.

          "Pre-Funding Account" shall mean the account established and maintained pursuant to subsection 4.14(a) of the Agreement.

          "Principal Shortfalls" shall mean on any Business Day (x) for Series 1996-1, (i) during the
Controlled Amortization Period on or prior to the Class C
Principal Payment Commencement Date, the excess of the Class A Controlled Distribution Amount or the Class B
Controlled Distribution Amount, as applicable, over the aggregate amount applied with respect thereto for such Business Day and for each prior Business Day in such Monthly Period, and (ii) at all other times, the Invested
Amount of the class then receiving principal payments after the application of Principal Collections on such Business Day or (y) for any other Series the amounts specified as such in the Supplement for such other
Series.

          "Rating Agency" shall mean Standard & Poor's, a
Division of the McGraw-Hill Companies, and Moody's
Investors Service, Inc.

          "Reallocated Class B Principal Collections" shall have the meaning specified in subsection 4.16(c) of the Agreement.

          "Reallocated Class C Principal Collections" shall have the meaning specified in subsection 4.16(b) of the Agreement.

          "Reallocated Class D Principal Collections" shall have the meaning specified in subsection 4.16(a) of the Agreement.

          "Reallocated Principal Collections" shall mean the sum of Reallocated Class B Principal Collections,
Reallocated Class C Principal Collections and Reallocated
Class D Principal Collections.

          "Reference Banks" shall mean four major banks in the London interbank market selected by the Trustee.

          "Required Amount" shall have the meaning specified in subsection 4.10(b) of the Agreement.

          "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the Amortization Period Commencement Date.

          "Scheduled Series 1996-1 Termination Date" shall mean the February 2002 Distribution Date.

          "Series 1996-1" shall mean the Series of the Fingerhut Financial Services Master Trust represented by the Series 1996-1 Certificates.

          "Series 1996-1 Allocation Percentage" shall mean, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Invested Amount and the denominator of which is the sum of the Invested Amounts relating to all other Series then outstanding.

          "Series 1996-1 Certificates" shall mean the Class A Certificate, the Class B Certificates, the Class
C Certificates and the Class D Certificate.

          "Series 1996-1 Certificateholder" shall mean the holder of record of any Series 1996-1 Certificate.

          "Series 1996-1 Certificateholders' Interest" shall have the meaning specified in Section 4.4 of the Agreement.

          "Series 1996-1 Pay Out Event" shall have the meaning specified in Section 8 of this Series Supplement.

          "Series 1996-1 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution
Date on which the Series 1996-1 Certificates are paid in full, or (ii) the Scheduled Series 1996-1 Termination
Date.

          "Series Servicing Fee Percentage" shall mean
2.00% per annum.

          "Servicing Fee" shall mean for any Monthly
Period, an amount equal to the product of (i) a fraction the numerator of which is the actual number of days in such Monthly Period and the denominator of which is 365 or 366, (ii) the applicable Series Servicing Fee
Percentage and (iii) the Adjusted Invested Amount as of the beginning of the day on the first day of such Monthly
Period, or, in the case of the first Distribution Date, the Initial Invested Amount.

          "Shared Principal Collections" shall mean, as the context requires, either (a) the amount allocated to the Series 1996-1 Certificates which, in accordance with subsections 4.9(b) and 4.9(c)(v) of the Agreement, may be applied in accordance with Section 4.3(d) of the Agreement or (b) the amounts allocated to the investor certificates (other than Transferor Retained
Certificates) of other Series which the applicable Series
Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series
1996-1 Certificates.

          "Targeted Holder" shall mean each holder of a right to receive interest or principal with respect to the Class C Certificates (or other interests in the Trust), other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for Federal income tax purposes, and any holder of a right to receive any amount in respect of the Transferor
Interest; provided, that any Person holding more than one interest each of which would cause such Person to be a Targeted Holder shall be treated as a single Targeted
Holder.

          "Termination Payment Date" shall mean the earlier of the first Distribution Date following the liquidation or sale of the Receivables as a result of an Insolvency Event or a Trigger Event and the occurrence of the Scheduled Series 1996-1 Termination Date.

          "Transferor Finance Charge Collections" shall mean on any Business Day the product of (a) the Finance
Charge Collections for such Business Day, (b) the
Transferor Percentage and (c) the Series Allocation
Percentage.

          "Transferor Retained Certificates" shall mean investor certificates of any Series, which may include the Class D Certificate, which the Transferor retains, but only to the extent that and for so long as the Transferor is the Holder of such Certificates.

          "Transferor Retained Finance Charge
Collections" shall mean with respect to each Business Day other than a Default Recognition Date, the amount specified in subsection 4.9(a)(xvii) of the Agreement.

          "Weighted Average Class A Adjusted Invested
Amount" shall mean with respect to any Monthly Period the weighted average Class A Invested Amount based on the Class A Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business
Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly
Period.

          "Weighted Average Class B Invested Amount" shall mean with respect to any Monthly Period the weighted average Class B Invested Amount based on the Class B Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business
Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly
Period.

          "Weighted Average Class C Invested Amount" shall mean with respect to any Monthly Period the weighted average Class C Invested Amount based on the Class C Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business
Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly
Period.

          "Weighted Average Class D Invested Amount" shall mean with respect to any Monthly Period the weighted average Class D Invested Amount based on the Class D Invested Amount outstanding on each Business Day after giving effect to all transactions on such Business
Day from but excluding the Default Recognition Date related to the preceding Monthly Period to and including the Default Recognition Date with respect to such Monthly
Period.

          "Weighted Average Principal Receivables" shall mean with respect to any Monthly Period the weighted average sum of the total amount of Principal Receivables and the amount on deposit in the Excess Funding Account on each Business Day after giving effect to all transactions on such Business Day from but excluding the Default Recognition Date related to the preceding Monthly
Period to and including the Default Recognition Date with respect to such Monthly Period.

          SECTION 3.  Reassignment Terms.  The Series
1996-1 Certificates shall be subject to termination by the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution
Date on which the sum of the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount is reduced to an amount less than or equal to 10% of the sum of the Class A Initial Invested Amount, the Class B
Initial Invested Amount and the Class C Initial Invested
Amount during the Revolving Period. The deposit required in connection with any such termination and final distribution shall be equal to the sum of the Class A
Invested Amount, the Class B Invested Amount and the
Class C Invested Amount plus accrued and unpaid interest on the Series 1996-1 Certificates through the day prior to the Distribution Date on which the final distribution occurs.

          SECTION 4.  Delivery and Payment for the Series
1996-1 Certificates. The Transferor shall execute and deliver the Series 1996-1 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1996-1
Certificates to or upon the order of the Transferor when authenticated in accordance with Section 6.2 of the Agreement.

          SECTION 5.  Form of Delivery of Series 1996-1
Certificates; Denominations.  (a) The Class A
Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1 and 6.10 of the Agreement and shall be issued in minimum denominations of $1,000 and integral multiples thereof. The Class C Certificates shall be delivered as Registered Certificates as provided in
Section 6.1 of the Agreement and shall be issued in minimum denominations of $1,000,000 and integral multiples of $1,000 in excess thereof. The Class D
Certificates shall be delivered as Registered
Certificates as provided in Section 6.1 of the Agreement.

               (b) The Depositary for Series 1996-1 shall be The Depository Trust Company and the Class A
Certificates and Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

          SECTION 6.  Article IV of Agreement.  Sections
4.1, 4.2 and 4.3 of the Agreement shall read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1, 4.2 and 4.3 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1996-1 Certificates:


                       ARTICLE IV

            RIGHTS OF CERTIFICATEHOLDERS AND
        ALLOCATION AND APPLICATION OF COLLECTIONS

A.             SECTION 4.4  Rights of Certificateholders.
The Series 1996-1 Certificates shall represent undivided interests in the Trust, including the right to receive, to the extent necessary to make the required payments with respect to such Series 1996-1 Certificates at the times and in the amounts specified in this Agreement, (a) the Floating Allocation Percentage and the Fixed/Floating
Allocation Percentage (as applicable from time to time) of Collections (including Finance Charge Collections) available in the Collection Account, (b) funds allocable to the Series 1996-1 Certificates on deposit in the Excess Funding Account and (c) funds on deposit in the Interest Funding Account, the Principal Account, the
Distribution Account, the Payment Reserve and the Pre-
Funding Account (for such Series, the "Series 1996-1
Certificateholders' Interest").  The Class B Invested
Amount, the Class C Invested Amount and the Class D
Invested Amount shall be subordinated to the Class A
Certificates; the Class C Invested Amount and the Class D
Invested Amount shall be subordinated to the Class B
Certificates; and the Class D Invested Amount shall be subordinated to the Class C Certificates, in each case to the extent provided in this Article IV. The Class B
Certificates will not have the right to receive payments of principal until the Class A Invested Amount has been paid in full. The Class C Certificates will not have the right to receive payments of principal until the Class A
Invested Amount and the Class B Invested Amount have been paid in full. The Class D Certificates will not have the right to receive payments of principal until the Class A
Invested Amount, the Class B Invested Amount and the
Class C Invested Amount have been paid in full.

          SECTION 4.5  Collections and Allocation;
Payments on Exchangeable Transferor Certificate.

               (a)  Collections and Allocations.  The
Servicer will apply or will instruct the Trustee to apply all funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1996-1
Certificates, and all funds on deposit in the Interest
Funding Account, the Principal Account, the Distribution
Account, the Payment Reserve Account and the Pre-Funding
Account maintained for this Series, as described in this
Article IV.  On each Business Day, (i) the amount of
Finance Charge Collections available in the Collection
Account allocable to Series 1996-1 Certificates shall be determined by multiplying the aggregate amount of such Finance Charge Collections by (x) prior to the Pay Out
Commencement Date, the Floating Allocation Percentage and
(y) on and after the Pay Out Commencement Date, the Fixed/Floating Allocation Percentage, (ii) the amount of
Principal Collections available in the Collection Account allocable to the Series 1996-1 Certificates shall be determined by multiplying the aggregate amount of such Principal Collections by (x) during the Revolving Period, the Floating Allocation Percentage and (y) during any Amortization Period, the Fixed/Floating Allocation
Percentage, and (iii) the Receivables in Defaulted
Accounts allocable to the Series 1996-1 Certificates shall be determined by multiplying the aggregate amount of such Receivables in Defaulted Accounts by the Floating
Allocation Percentage. In addition, on the Closing Date the Transferor shall make a deposit to the Interest
Funding Account in the amount of $3,181,000, to be allocated to the Series 1996-1 Certificates and applied as Available Series 1996-1 Finance Charge Collections in accordance with subsection 4.9(a) of the Agreement.

               (b)  Payments to the Holder of the
Exchangeable Transferor Certificate.  On each Business
Day, the Servicer shall determine whether a Pay Out Event is deemed to have occurred with respect to the Series
1996-1 Certificates, and the Servicer shall allocate and pay Collections in accordance with the Daily Report with respect to such Business Day to the Holder of the Exchangeable Transferor Certificate as follows:

          (i) For each Business Day with respect to the Revolving Period, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor
Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (x) the product of the Class D Floating Allocation Percentage and the amount of
Principal Collections on such Business Day, minus (y) the
Reallocated Class D Principal Collections for such
Business Day;

          (ii) For each Business Day with respect to the Amortization Period prior to the Business Day on which an amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, in addition to amounts allocated and paid to the Holder of the Exchangeable Transferor Certificate pursuant to subsection 4.3(b) of the Agreement, an amount equal to (x) the product of the Class D
     Fixed/Floating Allocation Percentage and the amount of Principal Collections on such Business Day minus
     (y) the Reallocated Class D Principal Collections for such Business Day; and

          (iii)  For each Business Day on and after the
     day on which Principal Collections are being deposited in the Principal Account pursuant to
     Section 4.9(c)(iv), the amount of payments of Principal Collections made to the Holder of the Exchangeable Transferor Certificate shall be determined only as provided in subsection 4.3(b) of the Agreement.

          Notwithstanding the foregoing, amounts payable to the Transferor pursuant to subsection 4.5(b)(i) or
(ii) of the Agreement shall instead be deposited in the Excess Funding Account to the extent necessary to prevent the Transferor Interest from being less than the Minimum
Transferor Interest.

          The allocations to be made pursuant to this subsection 4.5(b) also apply to deposits into the Collection Account that are treated as Collections, including Adjustment Payments, payment of the reassignment price pursuant to Section 2.4(e) of the Agreement and proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.2, 10.2, 12.1 or 12.2 of the Agreement and Section 3 of this Series Supplement. Such deposits to be treated as Collections will be allocated as Finance Charge
Receivables or Principal Receivables as provided in the Agreement.

          SECTION 4.6  Determination of Interest for the
Series 1996-1 Certificates. (a) The amount of monthly interest (the "Class A Interest") allocable to the Class
A Certificates with respect to any Interest Accrual
Period shall be an amount equal to one-twelfth of the product of (i) the Class A Certificate Rate and (ii) the
Class A Outstanding Principal Amount as of the close of business on the first day of such Interest Accrual Period
(or in the case of the Initial Distribution Date the initial principal amount of the Class A Certificates).

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount
(the "Class A Interest Shortfall") equal to the excess, if any, of (x) the Class A Interest for the Interest
Accrual Period applicable to the Distribution Date over
(y) the amount available to be paid to the Class A
Certificateholders in respect of interest on such Distribution Date. If there is a Class A Interest
Shortfall with respect to any Distribution Date, an additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to the Class A
Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall is paid to Class
A Certificateholders, equal to one-twelfth of the product of (i) the Class A Certificate Rate plus 2% per annum and
(ii) such Class A Interest Shortfall remaining unpaid.
Notwithstanding anything to the contrary herein, Class A
Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

          (b)    The amount of monthly interest (the
"Class B Interest") allocable to the Class B Certificates with respect to any Interest Accrual Period shall be an amount equal to one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the Class B Invested
Amount as of the close of business on the first day of such Interest Accrual Period (or in the case of the Initial Distribution Date the initial principal amount of the Class B Certificates); provided, however, that with respect to any Distribution Date related to the Funding
Period the amount described in clause (ii) shall be the Class B Outstanding Principal Amount at the close of business on the first day of such Interest Accrual
Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount
(the "Class B Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class B Interest for the Interest Accrual Period applicable to the Distribution
Date over (y) the amount available to be paid to the Class B Certificateholders in respect of interest on such Distribution Date. If there is a Class B Interest
Shortfall with respect to any Distribution Date, an additional amount ("Class B Additional Interest") shall be payable as provided herein with respect to the Class B
Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class B Interest Shortfall is paid to Class
B Certificateholders, equal to one-twelfth of the product of (i) the Class B Certificate Rate plus 2% per annum,
(ii) such Class B Interest Shortfall remaining unpaid.
Notwithstanding anything to the contrary herein, Class B
Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

          (c ) The amount of monthly interest (for the Series 1996-1 Certificates, the "Class C Interest") allocable to the Class C Certificates of the Series 1996-
1 Certificates with respect to any Interest Accrual
Period shall be an amount equal to the product of (i) the Class C Certificate Rate, (ii) a fraction the numerator of which is the actual number of days in the related
Interest Accrual Period and the denominator of which is 360 and (iii) the Class C Invested Amount as of the close of business on the first day of such Interest Accrual
Period; provided, however, that with respect to any Distribution Date related to the Funding Period the amount described in clause (iii) shall be the Class C
Outstanding Principal Amount at the close of business on the first day of such Interest Accrual Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount
(the "Class C Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class C Interest for the Interest Accrual Period applicable to the Distribution
Date over (y) the amount available to be paid to the Class C Certificateholders in respect of interest on such Distribution Date. If there is a Class C Interest
Shortfall with respect to any Distribution Date, an additional amount ("Class C Additional Interest") shall be payable as provided herein with respect to the Class C
Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class C Interest Shortfall is paid to Class
C Certificateholders, equal to the product of (i) the Class C Certificate Rate plus 2% per annum, (ii) such
Class C Interest Shortfall remaining unpaid and (iii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360. Notwithstanding anything to the contrary herein, Class C Additional Interest shall be payable or distributed to Class C Certificateholders only to the extent permitted by applicable law.

          (d)  The amount of monthly interest (for the
Series 1996-1 Certificates, the "Class D Interest") allocable to the Class D Certificates of the Series 1996-
1 Certificates with respect to any Interest Accrual
Period shall be an amount equal to (A) in the event that the Class D Certificates accrue interest at a floating rate, the product of (i) the Class D Certificate Rate,
(ii) a fraction the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360 and (iii) the Class D
Invested Amount as of the close of business on the first day of such Interest Accrual Period or (B) in the event that the Class D Certificates accrue interest at a fixed rate, one-twelfth of the product of (i) the Class D
Certificate Rate and (ii) the Class D Outstanding
Principal Amount as of the close of business on the first day of such Interest Accrual Period; provided, however, that with respect to any Distribution Date related to the Funding Period the amount described in clauses A(iii) and B(ii) above shall be the Class D Outstanding Principal
Amounts at the close of business on the first day of such Interest Accrual Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount
(the "Class D Interest Shortfall") equal to the excess, if any, of (x) the aggregate Class D Interest for the Interest Accrual Period applicable to the Distribution
Date over (y) the amount available to be paid to the Class D Certificateholders in respect of interest on such Distribution Date. If there is a Class D Interest
Shortfall with respect to any Distribution Date, an additional amount ("Class D Additional Interest") shall be payable as provided herein with respect to the Class D
Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class D Interest Shortfall is paid to Class
D Certificateholders, equal to (A) in the event that the Class D Certificates accrue interest at a floating rate, the product of (i) the Class D Certificate Rate plus 2% per annum, (ii) such Class D Interest Shortfall remaining unpaid and (iii) a fraction the numerator of which is the actual number of days in the related Interest Accrual
Period and the denominator of which is 360 and (B) in the event that the Class D Certificates accrue interest at a fixed rate, one-twelfth of the product of (i) the Class D
Certificate Rate and (ii) the Class D Interest Shortfall remaining unpaid. Notwithstanding anything to the contrary herein, Class D Additional Interest shall be payable or distributed to Class D Certificateholders only to the extent permitted by applicable law.

          SECTION 4.7  Determination of Principal
Amounts.  (a)  The amount of principal (the "Class A
Principal") distributable from the Distribution Account with respect to the Class A Certificates on each Distribution Date with respect to the Amortization Period shall be equal to an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC
Fixed/Floating Allocation Percentage and the aggregate amount of Principal Collections (less the amount of Reallocated Class B Principal Collections and Reallocated
Class C Principal Collections) with respect to the preceding Monthly Period, (ii) any amount on deposit in the Excess Funding Account allocated to the Class A
Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period,
(iii) the amount, if any, allocated to the Class A
Certificates pursuant to subsections 4.9(a)(v), (vii),
(viii), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and
(b) and 4.16(a), (b) and (c) during the preceding Monthly
Period, (iv) the amount of Shared Principal Collections allocated to the Class A Certificates with respect to the preceding Monthly Period pursuant to Section 4.8 and (v) on and after the Pay Out Commencement Date, any amount on deposit in the Pre-Funding Account (less investment earnings thereon); provided, however, that with respect to any Distribution Date during the Controlled
Amortization Period, Class A Principal may not exceed the
Class A Controlled Distribution Amount for such
Distribution Date; provided, further, that with respect to any Distribution Date Class A Principal may not exceed the Class A Invested Amount; provided, further, that with respect to the Scheduled Series 1996-1 Termination Date, the Class A Principal shall be an amount equal to the Class A Invested Amount.

               (b)  The amount of principal (the "Class B
Principal") distributable from the Distribution Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal
Payment Commencement Date, shall equal an amount calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation
Percentage and the aggregate amount of Principal
Collections (less the amount of Reallocated Class B
Principal Collections and Reallocated Class C Principal
Collections) with respect to the preceding Monthly Period
(or, in the case of the first Distribution Date in the Amortization Period following the date on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be applied to the payment of Class A
Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class B
Certificates pursuant to subsection 4.9(d) with respect to the preceding Monthly Period, (iii) the amount, if any, allocated to the Class B Certificates pursuant to subsections 4.9(a)(v), (vii), (xi) and (xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.16(a) and (b) of the Agreement with respect to such Distribution Date, (iv) the amount of Shared Principal Collections allocated to the Class B Certificates with respect to the preceding
Monthly Period pursuant to Section 4.8 of the Agreement on and after the Class B Principal Payment Commencement
Date, and (v) on and after the later of the Pay Out
Commencement Date and the date on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be applied to the payment of Class A
Principal, any amount on deposit in the Pre-Funding
Account (less investment earnings thereon); provided, however, that with respect to any Distribution Date during the Controlled Amortization Period, Class B
Principal may not exceed the Class B Controlled
Distribution Amount for such Distribution Date; provided, further, that with respect to any Distribution Date, Class B Principal may not exceed the Class B Invested
Amount; provided, further, that with respect to the Scheduled Series 1996-1 Termination Date, the Class B
Principal shall be an amount equal to the Class B
Invested Amount.

               (c)  The amount of principal (the "Class C
Principal") distributable from the Distribution Account with respect to the Class C Certificates on each Distribution Date, beginning with the Class C Principal
Payment Commencement Date, shall be an amount equal to and calculated as follows: the sum of (i) an amount equal to the product of the ABC Fixed/Floating Allocation
Percentage and the aggregate amount of Principal
Collections (less the amount of Reallocated Class C
Principal Collections) with respect to the preceding
Monthly Period (or, in the case of the first Distribution
Date following the date on which an amount equal to the Class B Invested Amount is deposited in the Principal
Account to be applied to the payment of Class B
Principal, the ABC Fixed/Floating Allocation Percentage of Principal Collections from the date on which such deposit is made), (ii) any amounts on deposit in the Excess Funding Account allocated to the Class C
Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period,
(iii) the amount, if any, allocated to the Class C
Certificates pursuant to subsections 4.9(a)(v), (vii) and
(xii) of the Agreement and, with respect to such subsections, pursuant to subsections 4.10(a) and (b) and 4.16(a) of the Agreement with respect to such Distribution Date, (iv) the amount of Shared Principal
Collections allocated to the Class C Certificates with respect to the preceding Monthly Period pursuant to
Section 4.8 of the Agreement on and after the Class C
Principal Payment Commencement Date, (v) on and after the later of the Pay Out Commencement Date and the date on which an amount equal to the Class B Invested Amount is deposited in the Principal Account to be applied to the payment of Class B Principal, any amount on deposit in the Pre-Funding Account (less investment earnings thereon) and (vi) on the Class C Principal Payment
Commencement Date, the amount, if any, allocated with respect to Class C Investor Charge-Offs pursuant to clause (ii) of the second sentence of the Class C Reserve
Account Agreement; provided that with respect to any Distribution Date, Class C Principal may not exceed the
Class C Invested Amount; provided, further, that with respect to the Scheduled Series 1996-1 Termination Date, the Class C Principal shall be an amount equal to the Class C Invested Amount.

          (d)  The amount of principal (the "Class D
Principal") distributable from the Distribution Account with respect to the Class D Certificates on each Distribution Date beginning with the Class D Principal
Payment Commencement Date, on each Business Day, shall be an amount equal to and calculated as follows: the sum of
(i) an amount equal to the product of the Class D
Fixed/Floating Allocation Percentage of Principal
Collections (less the amount of Reallocated Class D
Principal Collections) with respect to the preceding
Monthly Period (or, in the case of the first Distribution
Date following the date on which an amount equal to the Class C Invested Amount is deposited in the Principal
Account to be applied to the payment of Class C
Principal, the Class D Fixed/Floating Allocation
Percentage of Principal Collections from the date on which such deposit is made), (ii) any amount on deposit in the Excess Funding Account allocated to the Class D
Certificates pursuant to subsection 4.9(d) of the Agreement with respect to the preceding Monthly Period,
(iii) the amount, if any, allocated to the Class D
Certificates pursuant to subsections 4.9(a)(vi), (vii) and (xiii) of the Agreement and, with respect to such subsections, pursuant to subsection 4.10(a) and (b) of the Agreement with respect to such Distribution Date and
(iv) the amount of Shared Principal Collections allocated to the Class D Certificates with respect to the preceding
Monthly Period pursuant to Section 4.8 of the Agreement on and after the Class D Principal Payment Commencement
Date; provided, however, that with respect to the Scheduled Series 1996-1 Termination Date, the Class D
Principal shall be an amount equal to the Class D
Invested Amount.

          SECTION 4.8  Shared Principal Collections.
Shared Principal Collections allocated to the Series 1996-
1 Certificates and to be applied pursuant to subsections
4.9(c)(i)(z), 4.9(c)(ii)(z), 4.9(c)(iii)(z) and
4.9(c)(iv)(z) of the Agreement for any Business Day with respect to the Amortization Period shall mean an amount equal to the product of (x) Shared Principal Collections for all Series for such Business Day and (y) a fraction, the numerator of which is the Principal Shortfall for the Series 1996-1 Certificates for such Business Day and the denominator of which is the aggregate amount of Principal
Shortfalls for all Series for such Business Day. For any Business Day with respect to the Revolving Period, Shared
Principal Collections allocated to the Series 1996-1
Certificates shall be zero.

          SECTION 4.9  Application of Funds on Deposit in
the Collection Account for the Certificates. (a) On each Business Day, the Servicer shall deliver to the Trustee a Daily Report in which it shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw, to the extent of the sum of (x) prior to the Pay Out
Commencement Date, the Floating Allocation Percentage of the sum of Finance Charge Collections and the amount of Adjustment Payments made by the Transferor with respect to Adjustment Payments required to be made but not made in a prior Monthly Period, available in the Collection
Account or, on and after the Pay Out Commencement Date, the Fixed/Floating Allocation Percentage of the sum of Finance Charge Collections and the amount of Adjustment
Payments made by the Transferor with respect to Adjustment Payments required to be made by not made in a prior Monthly Period, available in the Collection
Account, (y) investment earnings on amounts on deposit in the Pre-Funding Account deposited into the Collection
Account pursuant to subsection 4.14(b) and (z) of the Agreement amounts on deposit in the Payment Reserve
Account, if any, if and to the extent the Transferor designates that such amounts are to be so applied (the
"Available Series 1996-1 Finance Charge Collections";
provided, that with respect to the Closing Date the amount deposited by the Transferor into the Interest
Funding Account pursuant to subsection 4.5(a) of the Agreement shall also constitute Available Series 1996-1
Finance Charge Collections) the amounts required to be withdrawn from the Collection Account pursuant to subsections 4.9(a)(i) through 4.9(a)(xvii) of the Agreement.

               (i)  Class A Interest.  On each Business
     Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class A Certificateholders, to the extent of the Available Series 1996-1 Finance Charge Collections for such Business Day, an amount equal to the lesser of (x) the Available Series 1996-1 Finance Charge
     Collections and (y) the excess of (1) the sum of Class A Interest and Carryover Class A Interest over
     (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period.
     Notwithstanding anything to the contrary herein, the portion of Carryover Class A Interest that constitutes Class A Additional Interest shall be payable or distributable to Class A
     Certificateholders only to the extent permitted by applicable law.

               (ii)  Class B Interest.  On each Business
     Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class B Certificateholders, to the extent of any Available Series 1996-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsection 4.9(a)(i) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1996-1 Finance Charge
     Collections and (y) the excess of (1) the sum of Class B Interest and Carryover Class B Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period.
     Notwithstanding anything to the contrary herein, the portion of Carryover Class B Interest that constitutes Class B Additional Interest shall be payable or distributable to Class B
     Certificateholders only to the extent permitted by applicable law.

               (c )  Class C Interest.  On each Business
     Day during a Monthly Period, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and deposit into the Interest Funding Account for distribution on the next Distribution Date to the Class C Certificateholders, to the extent of any Available Series 1996-1 Finance Charge Collections remaining after giving effect to the withdrawal pursuant to subsections 4.9(a)(i) and (ii) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1996-1 Finance
     Charge Collections and (y) the excess of (1) the sum of Class C Interest and Carryover Class C Interest over (2) any amounts with respect thereto previously deposited into the Interest Funding Account on any prior Business Day during such Monthly Period.
     Notwithstanding anything to the contrary herein, the portion of Carryover Class C Monthly Interest that constitutes Class C Additional Interest shall be payable or distributable to Class C
     Certificateholders only to the extent permitted by applicable law.

               (iv)  Investor Servicing Fee.  On each
     Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of any Available Series 1996-
     1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections
     4.9(a)(i) through (iii) of the Agreement, an amount equal to the lesser of (x) any such remaining
     Available Series 1996-1 Finance Charge Collections and (y) the excess of (i) the Servicing Fee for such Monthly Period plus any unpaid Servicing Fees from prior Monthly Periods over (ii) any amounts with respect thereto previously distributed to the Servicer during such Monthly Period.

               (v)  ABC Investor Default Amount.  On each
     Business Day, first if such day is the Default
     Recognition Date for the related Monthly Period, the Transferor will deposit (as described below)
     Transferor Retained Finance Charge Collections for each prior day in the Current Monthly Period and second the Trustee, acting in accordance with instructions from the Servicer, shall withdraw to the extent of any Available Series 1996-1 Finance
     Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (iv) of the Agreement, an amount equal to the lesser of (x) the sum of any such remaining
     Available Series 1996-1 Finance Charge Collections and, if such day is the related Default Recognition
     Date for such Monthly Period, an amount equal to the aggregate Transferor Retained Finance Charge
     Collections for each prior day during the related
     Monthly Period and (y) the sum of (1) the aggregate
     ABC Investor Default Amount for such Business Day plus (2) the unpaid ABC Investor Default Amount for each previous Business Day during such Monthly
     Period, such amount to be (A) treated as Shared
     Principal Collections during the Revolving Period, and (B) to the extent allocated to Class A
     Principal, Class B Principal or Class C Principal pursuant to Section 4.7 of the Agreement during the Amortization Period, deposited in the Principal
     Account for distribution to the applicable Class or Classes of Certificateholders on the next
     Distribution Date.

               (vi)  Class D Investor Default Amount.  On
     each Business Day, first if such day is the Default
     Recognition Date for the related Monthly Period, the Transferor will deposit (as described below) the Transferor Retained Finance Charge Collections for each prior day in the Current Monthly Period remaining after giving effect to subsection
     4.9(a)(v) of the Agreement and second the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection
     Account, to the extent of any Available Series 1996-
     1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections
     4.9(a)(i) through (v) of the Agreement, an amount equal to the lesser of (x) the sum of any such remaining Available Series 1996-1 Finance Charge
     Collections and, if such day is the related Default
     Recognition Date for such Monthly Period, an amount equal to the remaining aggregate Transferor Retained
     Finance Charge Collections for each prior day during the related Monthly Period and (y) the sum of (1) the aggregate Class D Investor Default Amount for such Business Day plus (2) the unpaid Class D
     Investor Default Amount for each previous Business
     Day during such Monthly Period, such amount to be
     (A) paid to the Transferor during the Revolving
     Period and the Amortization Period prior to the payment in full of the Class C Invested Amount, and
     (B) to the extent allocated to Class D Principal pursuant to Section 4.7 of the Agreement during the Amortization Period following the payment in full of the Class C Invested Amount, deposited in the Principal Account for distribution to the Class D
     Certificateholders on the next Distribution Date.

               (vii)  Adjustment Payment Shortfalls.  On
     each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1996-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (vi) of the Agreement, an amount equal to the lesser of (x) any such remaining Available Series 1996-1 Finance
     Charge Collections and (y) an amount equal to the Series Allocation Percentage of any Adjustment
     Payment which the Transferor is required but fails to make pursuant to subsection 3.8(a) of the Agreement, such amount, (i) during the Revolving
     Period, to be treated as Shared Principal
     Collections, (ii) during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal
     Account for distribution to the Class A
     Certificateholders on the next Distribution Date,
     (iii) during the Amortization Period, on and after the day on which such deposit to the Principal
     Account with respect to the Class A Invested Amount has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, deposited in the Principal Account for payment to the Class B
     Certificateholders on the next Distribution Date,
     (iv) during the Amortization Period on and after the day on which such deposit to the Principal Account with respect to the Class B Invested Amount has been made on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, deposited in the Principal
     Account for payment to the Class C
     Certificateholders on the next Distribution Date and
     (v) on and after the day such deposit to the Principal Account with respect to Class C Invested
     Amount has been made, paid to the Class D
     Certificateholders.

               (viii)  Reimbursement of Class A Investor
     Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection
     Account, to the extent of any Available Series 1996-
     1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections
     4.9(a)(i) through (vii) of the Agreement, an amount equal to the lesser of (x) any such remaining
     Available Series 1996-1 Finance Charge Collections and (y) the unreimbursed Class A Investor Charge-
     Offs, if any, will be applied to reimburse Class A
     Investor Charge-Offs, such amount during the Revolving Period to be treated as Shared Principal
     Collections, and during the Amortization Period on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account to be deposited in the Principal
     Account for distribution to the Class A
     Certificateholders on the next Distribution Date.

               (ix)  Unpaid Class B Interest.  On each
     Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class B Certificateholders on the next Distribution
     Date, to the extent of any Available Series 1996-1
     Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections
     4.9(a)(i) through (viii) of the Agreement, an amount equal to the lesser of (x) any such remaining
     Available Series 1996-1 Finance Charge Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the Class B Outstanding
     Principal Amount at the Class B Certificate Rate but which has not been deposited into the Interest
     Funding Account or paid to the Class B
     Certificateholders and (2) any additional interest
     (to the extent permitted by applicable law) at the Class B Certificate Rate plus 2% for interest that has accrued on interest that was due during a prior
     Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class B Certificateholders.

               (x)  Unpaid Class C Interest.  On each
     Business Day, the Trustee, acting in accordance with the instructions from the Servicer, shall withdraw from the Collection Account and deposit in the Interest Funding Account for distribution to the Class C Certificateholders on the next Distribution
     Date, to the extent of any Available Series 1996-1
     Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections
     4.9(a)(i) through (ix) of the Agreement, an amount equal to the lesser of (x) any such remaining
     Available Series 1996-1 Finance Charge Collections and (y) the sum of (1) the amount of interest which has accrued with respect to the Class C Outstanding
     Principal Amount at the Class C Certificate Rate but which has not been deposited into the Interest
     Funding Account or paid to the Class C
     Certificateholders and (2) any additional interest
     (to the extent permitted by applicable law) at the Class C Certificate Rate plus 2% for interest that has accrued on interest that was due during a prior
     Monthly Period pursuant to this subsection but was not deposited in the Interest Funding Account or paid to the Class C Certificateholders.

               (xi)  Reimbursement of Class B Investor
     Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection
     Account, to the extent of any Available Series 1996-
     1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections
     4.9(a)(i) through (x) of the Agreement, an amount equal to the lesser of (x) any such remaining
     Available Series 1996-1 Finance Charge Collections and (y) the unreimbursed amount by which the Class B
     Invested Amount has been reduced on prior Business
     Days pursuant to clauses (c) and (d) of the definition of Class B Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, (ii) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next
     Distribution Date, and (iii) during the Amortization
     Period, on and after the day on which such deposit has been made and on and prior to the day on which the Class B Invested Amount has been deposited in the Principal Account, to be deposited in the Principal Account for payment to the Class B
     Certificateholders on the next Distribution Date.

               (xii)  Reimbursement of Class C Investor
     Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection
     Account, to the extent of any Available Series 1996-
     1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections
     4.9(a)(i) through (xi) of the Agreement, an amount equal to the lesser of (x) any such remaining
     Available Series 1996-1 Finance Charge Collections and (y) the unreimbursed amount by which the Class C
     Invested Amount has been reduced on prior Business
     Days pursuant to clauses (c) and (d) of the definition of Class C Invested Amount, if any, such amount, (i) during the Revolving Period, to be treated as Shared Principal Collections, (ii) during the Amortization Period, on and prior to the day on which an amount equal to the Class A Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class A Certificateholders on the next
     Distribution Date, (iii) during the Amortization
     Period, on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal Account for distribution to the Class B
     Certificateholders on the next Distribution Date and
     (iv) during the Amortization Period, on and after the day on which such deposit has been made and on and prior to the day on which an amount equal to the Class B Invested Amount is deposited in the Principal Account, to be deposited in the Principal
     Account for payment to the Class C
     Certificateholders on the next Distribution Date.

               (xiii)  Reimbursement of Class D Investor
     Charge-Offs. On each Business Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection
     Account, to the extent of any Available Series 1996-
     1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections
     4.9(a)(i) through (xii) of the Agreement, an amount equal to the lesser of (x) any such remaining
     Available Series 1996-1 Finance Charge Collections and (y) the unreimbursed amount by which the Class D
     Invested Amount has been reduced on prior Business
     Days pursuant to clauses (c) and (d) of the definition of Class D Invested Amount, if any, such amount, (i) during the Revolving Period, and during the Amortization Period on and prior to the day on which an amount equal to the Class C Invested Amount is deposited in the Principal Account, paid to the Transferor and (ii) on and after the day such deposit to the Principal Account with respect to Class C Invested Amount has been made, deposited in the Principal Account for payment to the Class D
     Certificateholders.

               (xiv)  Class C Reserve Account. On each
     Business Day, the Trustee, acting in accordance with instructions from the Transferor, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Available Series 1996-1
     Finance Charge Collections for such Business Day
     (after giving effect to the withdrawals pursuant to subsections 4.9 (a)(i) through (xiii) of the Agreement), an amount equal to the lesser of (x) any such remaining Available Series Finance Charge
     Collections and (y) specified to be deposited in the Class C Reserve Account pursuant to the Class C
     Reserve Account Agreement and deposit such amount, if any, to the Class C Reserve Account.

               (xv)  Class D Interest.  On each Business
     Day, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Collection Account, to the extent of any Available Series 1996-1 Finance Charge Collections remaining after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xiv) of the Agreement, an amount equal to the lesser of (A) any Available Series Finance Charge Collections remaining and (B) the excess of (a) the sum of (1) the Class D Monthly Interest, if any, (2) the amount of any Class D Monthly Interest previously due but not deposited in the Interest Funding Account in prior Monthly Periods, and (3) any Class D
     Additional Interest over (b) the amount which has already been deposited in the Interest Funding
     Account with respect thereto in the current Monthly
     Period, will be deposited in the Interest Funding
     Account for distribution on the next succeeding
     Distribution Date to the Class D Certificateholders.

               (xvi)  Payment Reserve Account.  On each
     Business Day, the Trustee, acting in accordance with instructions from the Transferor, shall withdraw from the Collection Account and distribute to the Servicer, to the extent of Available Series 1996-1
     Finance Charge Collections for such Business Day
     (after giving effect to the withdrawals pursuant to subsections 4.9(a)(i) through (xv) of the Agreement), an amount equal to the lesser of (x) any such remaining Available Series 1996-1 Finance
     Charge Collections and (y) the amount designated by the Transferor in writing (which includes facsimile transmission) in its instructions to the Trustee on such Business Day and deposit such amount, if any, to the Payment Reserve Account.

               (xvii)  Excess Finance Charge Collections.
     Any amounts remaining in the Collection Account to the extent of any Available Series 1996-1 Finance
     Charge Collections remaining after giving effect to the withdrawals pursuant to subsection 4.9(a)(i) through (xvi) of the Agreement, shall be treated as Excess Finance Charge Collections, and the Servicer shall direct the Trustee in writing on each Business
     Day to withdraw such amounts from the Collection
     Account and to first make such amounts available to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such certificateholders from Finance Charge
     Collections allocated to such other Series, then to pay any unpaid commercially reasonable costs and expenses of a Successor Servicer, if any, and then on each Business Day other than the Default
     Recognition Date, pay to the Transferor to be treated as "Transferor Retained Finance Charge
     Collections," and, on each Default Recognition Date pay any remaining Excess Finance Charge Collections to the Transferor.

          (b) For each Business Day with respect to the Revolving Period, the funds on deposit in the Collection
Account to the extent of the product of (i) the sum of the Class A Floating Allocation Percentage, the Class B
Floating Allocation Percentage and the Class C Floating
Allocation Percentage and (ii) Principal Collections with respect to such Business Day (less the amount of Reallocated Class C Principal Collections and Reallocated
Class B Principal Collections on such Business Day) will be treated as Shared Principal Collections and applied, pursuant to the written direction of the Servicer in the Daily Report for such Business Day, as provided in
Section 4.3(d) of the Agreement.

          (c)  For each Business Day on and after the
Amortization Period Commencement Date, the amount of funds on deposit in the Collection Account or the Pre-
Funding Account as described below will be distributed, pursuant to the written direction of the Servicer in the Daily Report for such Business Day in the following priority:

               (i)  on and prior to the day on which an
     amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class A Invested Amount) equal to the sum of (v) the product of the ABC Fixed/Floating
     Allocation Percentage and Principal Collections in the Collection Account at the end of the preceding
     Business Day (less the amount thereof to be applied as Reallocated Class B Principal Collections or
     Reallocated Class C Principal Collections on such
     Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class A
     Certificates on such Business Day pursuant to subsection 4.9(d) of the Agreement, (x) amounts to be paid pursuant to subsections 4.9(a)(v), (vii),
     (viii), (xi) and (xii) of the Agreement from Available Series Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.16(a), (b) and (c) of the Agreement on such Business Day, (y) any amount on deposit in the Pre-Funding Account on such Business Day (less investment earnings thereon) and (z) the amount of Shared Principal Collections allocated to the Series
     1996-1 Certificates in accordance with Section 4.8 of the Agreement on such Business Day, will be deposited into the Principal Account; provided, however that with respect to any Monthly Period during the Controlled Amortization Period, the aggregate amount required to be deposited in the Principal Account pursuant to this subsection
     4.9(c)(i) shall not exceed the Class A Controlled
     Distribution Amount;

               (ii)  on and after the day on which an
     amount equal to the Class A Invested Amount has been deposited in the Principal Account to be applied to the payment of Class A Principal, an amount (not in excess of the Class B Invested Amount) equal to the sum of (v) an amount equal to the product of the ABC
     Fixed/Floating Allocation Percentage and Principal
     Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class B Principal
     Collections or Reallocated Class C Principal
     Collections on such Business Day), (w) any amount on deposit in the Excess Funding Account allocated to the Class B Certificates on such Business Day pursuant to subsection 4.9(d) of the Agreement, (x) the amount, if any, allocated to be paid to the Class B Certificates pursuant to subsections
     4.9(a)(v), (vii), (xi) and (xii) of the Agreement from Available Series Finance Charge Collections and from amounts available pursuant to subsections
     4.10(a) and (b) and 4.16(a) and (b) of the Agreement with respect to such Business Day, (y) any amount on deposit in the Pre-Funding Account on such Business
     Day (less investment earnings thereon) and (z) the amount of Shared Principal Collections allocated to the Series 1996-1 Certificates in accordance with
     Section 4.8 on such Business Day will be deposited into the Principal Account; provided, however, that with respect to any Monthly Period during the Controlled Amortization Period, the aggregate amount required to be deposited in the Principal Account pursuant to this subsection 4.9(c)(ii) of the Agreement shall not exceed the Class B Controlled
     Distribution Amount;

               (iii)  on and after the day on which an
     amount equal to the Class B Invested Amount has been deposited in the Principal Account to be applied to the payment of Class B Principal, an amount (not in excess of the Class C Invested Amount) equal to the sum of (u) an amount equal to the product of the ABC
     Fixed/Floating Allocation Percentage and Principal
     Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class C Principal
     Collections on such Business Day), (v) any amount on deposit in the Excess Funding Account allocated to the Class C Certificates on such Business Day pursuant to subsection 4.9(d) of the Agreement, (w) the amount, if any, allocated to be paid to the Class C Certificates pursuant to subsections
     4.9(a)(v), (vii), and (xii) of the Agreement from Available Series Finance Charge Collections and from amounts available pursuant to subsections 4.10(a) and (b) and 4.16(a) of the Agreement with respect to such Business Day, (x) any amount on deposit in the Pre-Funding Account on such Business Day (less investment earnings thereon), (y) the amount of Shared Principal Collections allocated to the Series
     1996-1 Certificates in accordance with Section 4.8 of the Agreement on such Business Day and (z) on the Class C Principal Payment Commencement Date, the amount, if any, allocated with respect to Class C
     Investor Charge-Offs pursuant to clause (ii) of the second sentence of Section 3.2 of the Class C
     Reserve Account Agreement will be deposited into the Principal Account;

               (iv)  on and after the day on which an
     amount equal to the Class C Invested Amount has been deposited in the Principal Account to be applied to the payment of Class C Principal, an amount equal to the sum of (w) an amount equal to the product of the Class D Fixed/Floating Allocation Percentage and
     Principal Collections in the Collection Account at the end of the preceding Business Day (less the amount thereof to be applied as Reallocated Class D
     Principal Collections on such Business Day), (x) any amount on deposit in the Excess Funding Account allocated to the Class D Certificates on such Business Day pursuant to subsection 4.9(d) of the Agreement, (y) the amount, if any, allocated to be paid to the Class D Certificates pursuant to subsections 4.9(a)(vi), (vii) and (xiii) of the Agreement from Available Series Finance Charge
     Collections and from amounts available pursuant to subsections 4.10(a) and (b) of the Agreement with respect to such Business Day and (z) the amount of Shared Principal Collections allocated to the Series
     1996-1 Certificates in accordance with Section 4.8 of the Agreement on such Business Day will be distributed to the Class D Certificateholders; and

               (v)  an amount equal to the excess, if
     any, of (A) the sum of the amounts described in clauses (i)(v) and (x), (ii)(v) and (x) and (iii)(v) and (x) above over (B) the sum of Class A Principal, Class B Principal and Class C Principal will be treated as Shared Principal Collections and applied as provided in subsection 4.3(d) of the Agreement.

          (d)  On the first Business Day of the
Amortization Period funds on deposit in the Excess
Funding Account will be deposited in the Principal
Account to the extent of the lesser of (x) the Invested
Amount and (y) the product of (i) the amount on deposit in the Excess Funding Account at the beginning of the Amortization Period and (ii) a fraction, the numerator of which is equal to the Invested Amount and the denominator of which is equal to the sum of the invested amounts of all Series in amortization periods on such day. Such amounts will be allocated in the following order of priority (i) to the Class A Certificates in an amount not to exceed the Class A Principal after subtracting therefrom any amounts to be deposited in the Principal
Account with respect thereto pursuant to subsections
4.9(c)(i)(v), (x), (y) and (z) of the Agreement, (ii) to the Class B Certificates in an amount not to exceed the Class B Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(ii)(v), (x), (y) and (z) of the Agreement, and (iii) to the Class C
Certificates in an amount not to exceed the Class C
Principal after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iii)(u), (w), (x), (y) and
(z) of the Agreement.  On and after the Class D Principal
Payment Commencement Date any amounts remaining on deposit in the Excess Funding Account and allocated to the Series 1996-1 Certificates will be deposited in the Principal Account in an amount not to exceed the Class D
Invested Amount after subtracting therefrom any amounts to be deposited in the Principal Account with respect thereto pursuant to subsections 4.9(c)(iv)(w) of the Agreement, (y) and (z).

          SECTION 4.10  Coverage of Required Amount for
the Series 1996-1 Certificates. (a) To the extent that any amounts are on deposit in the Excess Funding Account or the Pre-Funding Account on any Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1996-1 Finance Charge
Collections in subsections 4.9(a)(i) through (xv) of the Agreement, Transferor Finance Charge Collections in an amount (the "Negative Carry Amount") equal to the excess of (x) the product of (a) the Base Rate, (b) the amounts on deposit in the Excess Funding Account and the Pre-
Funding Account and (c) the number of days elapsed since the previous Business Day divided by the actual number of days in such year over (y) the aggregate amount of all earnings since the previous Business Day available from the Cash Equivalents in which funds on deposit in the Excess Funding Account and Pre-Funding Account are invested.

          (b)  To the extent that on any Business Day
payments are being made pursuant to any of subsections
4.9(a)(i) through (xv) of the Agreement, respectively, and the full amount to be paid pursuant to any such subsection receiving payments on such Business Day is not paid in full on such Business Day, the Servicer shall apply, in the manner specified for application of Available Series 1996-1 Finance Charge Collections in subsections 4.9(a)(i) through (xv) of the Agreement, all or a portion of the Excess Finance Charge Collections from other Series with respect to such Business Day allocable to the Series 1996-1 Certificates in an amount equal to the excess of the full amount to be allocated or paid pursuant to the applicable subsection over the amount applied with respect thereto from Available Series
1996-1 Finance Charge Collections and Transferor Finance
Charge Collections on such Business Day (the "Required
Amount"). Excess Finance Charge Collections allocated to the Series 1996-1 Certificates for any Business Day shall mean an amount equal to the product of (x) Excess Finance
Charge Collections available from all other Series for such Business Day and (y) a fraction, the numerator of which is the Required Amount for such Business Day and the denominator of which is the aggregate amount of shortfalls in required amounts or other amounts to be paid from Finance Charge Collections for all Series for such Business Day.

          SECTION 4.11  Payment of Certificate Interest.
On each Transfer Date, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw the amount on deposit in the Interest Funding Account with respect to the preceding Monthly Period allocable to the Series 1996-
1 Certificates and deposit such amount in the Distribution Account. On each Distribution Date, the
Paying Agent shall pay in accordance with Section 5.1 of the Agreement to (w) the Class A Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(i) of the Agreement, (x) the Class B Certificateholders from the
Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsections 4.9(a)(ii) and
(ix) of the Agreement, (y) the Class C Certificateholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsections 4.9(a)(iii) and
(x) of the Agreement, and (z) the Class D
Certificateholders from the Distribution Account the amount deposited into the Distribution Account on the related Transfer Date allocable thereto pursuant to subsection 4.9(a)(xv) of the Agreement.

          SECTION 4.12  Payment of Certificate Principal.

          (a)  On the Transfer Date preceding each
Distribution Date with respect to the Amortization
Period, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall withdraw from the Principal
Account and deposit into the Distribution Account, to the extent funds available, an amount equal to the Class A
Principal for such Distribution Date.  On each
Distribution Date with respect to the Amortization
Period, the Paying Agent shall pay in accordance with
Section 5.1 of the Agreement to the Class A
Certificateholders from the Distribution Account such amount deposited into the Distribution Account on the related Transfer Date.

          (b)  On the Transfer Date preceding the Class B
Principal Payment Commencement Date and each Distribution
Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall withdraw from the Principal
Account and deposit in the Distribution Account, to the extent of funds available, an amount equal to the Class B
Principal for such Distribution Date.  On the Class B
Principal Payment Commencement Date, after the payment of any principal amounts to the Class A Certificates on such day, and on each Distribution Date thereafter until the Class B Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class B Certificateholders from the Distribution
Account such amount deposited into the Distribution
Account on the related Transfer Date.

          (c )  On the Transfer Date preceding the Class
C Principal Payment Commencement Date and each
Distribution Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily Report for such day, shall withdraw from the Principal Account and deposit in the Distribution Account an amount equal to the lesser of the Class C Invested
Amount and the amount on deposit in the Principal Account allocable to the Series 1996-1 Certificates (after giving effect to transfers pursuant to subsection 4.12(b) of the Agreement). On the Class C Principal Payment
Commencement Date, after the payment of any principal amounts to the Class B Certificates on such day, and on each Distribution Date thereafter until the Class C
Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class C Certificateholders from the Distribution
Account such amount deposited into the Distribution
Account on the related Transfer Date.

          (d)  On the Transfer Date preceding the Class D
Principal Payment Commencement Date and each Distribution
Date thereafter, the Trustee, acting in accordance with instructions from the Servicer set forth in the Daily
Report for such day, shall withdraw from the Principal
Account and deposit in the Distribution Account an amount equal to the lesser of the Class D Invested Amount and the amount on deposit in the Principal Account allocable to the Series 1996-1 Certificates (after giving effect to transfers pursuant to subsection 4.12(c) of the Agreement). On the Class D Principal Payment
Commencement Date, after the payment of any principal amounts to the Class C Certificates on such day, and on each Distribution Date thereafter until the Class D
Invested Amount is paid in full, the Paying Agent shall pay in accordance with Section 5.1 of the Agreement to the Class D Certificateholders from the Distribution
Account such amount deposited into the Distribution
Account on the related Transfer Date.

          Any amounts remaining in the Principal Account and allocable to the Series 1996-1 Certificates, after the Class D Invested Amount has been paid in full, will be treated as Shared Principal Collections and applied in accordance with Section 4.3(d) of the Agreement.

          SECTION 4.13  Investor Charge-Offs.  (a)  If,
on any Determination Date, the aggregate Investor Default
Amount and the Series Allocation Percentage of unpaid
Adjustment Payments, if any, for each Business Day in the preceding Monthly Period exceeded the Available Series
1996-1 Finance Charge Collections applied to the payment thereof pursuant to subsections 4.9(a)(v), (vi) and (vii) of the Agreement and the amount of Transferor Finance
Charge Collections and Excess Finance Charge Collections allocated thereto pursuant to Section 4.10 of the Agreement, and the amount of Reallocated Principal
Collections applied with respect thereto pursuant to
Section 4.16 of the Agreement, the Class D Invested
Amount will be reduced by the amount by which the remaining aggregate Investor Default Amount and Series
Allocation Percentage of unpaid Adjustment Payments exceed the amount applied with respect thereto during such preceding Monthly Period (a "Class D Investor
ChargeOff").

               (b)  In the event that any such reduction
of the Class D Invested Amount would cause the Class D
Invested Amount to be a negative number, the Class D
Invested Amount will be reduced to zero, and, the Class C
Invested Amount will be reduced by the amount by which the Class D Invested Amount would have been reduced below zero, but not more than the aggregate Investor Default
Amount and Series Allocation Percentage of unpaid
Adjustment Payments for such Monthly Period (a "Class C
Investor ChargeOff").

          (c ) In the event that any such reduction of the Class C Invested Amount would cause the Class C
Invested Amount to be a negative number, the Class C
Invested Amount will be reduced to zero, and, the Class B
Invested Amount will be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor
Default Amount and Series Allocation Percentage of unpaid
Adjustment Payments for such Monthly Period (a "Class B
Investor ChargeOff").

          (d)  In the event that any such reduction of
the Class B Invested Amount would cause the Class B
Invested Amount to be a negative number, the Class B
Invested Amount will be reduced to zero, and the Class A
Invested Amount will be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not more than the remaining aggregate Investor
Default Amount and Series Allocation Percentage of unpaid
Adjustment Payments for such Monthly Period (a "Class A
Investor ChargeOff").


          SECTION 4.14.  Pre-Funding Account.  (a)
Establishment of the Pre-Funding Account. The Transferor hereby directs the Servicer, for the benefit of the Series 1996-1 Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 1996-1
Certificateholders, with a Qualified Institution (which initially shall be The Bank of New York) a segregated trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1996-1
Certificateholders. The Transferor does hereby transfer, assign, set over and otherwise convey to the Trust for the benefit of the Series 1996-1 Certificateholders, without recourse, all of its right, title and interest in, to and under the Pre-Funding Account, any Cash
Equivalent on deposit therein and any proceeds of the foregoing, including the investment earnings. The Pre-
Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1996-
1 Certificateholders. If, at any time, the institution holding the Pre-Funding Account ceases to be a Qualified
Institution, the Transferor shall direct the Servicer to establish within 10 Business Days a new Pre-Funding
Account meeting the conditions specified above with a Qualified Institution, transfer any cash and/or any investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." In addition, after five days notice to the Trustee, the Transferor may direct the Servicer to establish a new Pre-Funding
Account meeting the conditions specified above with a different Qualified Institution, transfer any cash and/or investments to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be, for the Series 1996-1 Certificates, the "Pre-
Funding Account." Pursuant to the authority granted to the Servicer in subsection 3.1(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Pre-
Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

          (b)  Administration of Pre-Funding Account.
The Transferor shall on the Closing Date deposit in the Pre-Funding Account the Initial Pre-Funded Amount. On the Business Day preceding each Transfer Date, the Servicer shall withdraw from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income on the Pre-Funded Amount. Interest
(including reinvested interest) and other investment income on funds on deposit in the Pre-Funded Account shall not be considered part of the Pre-Funded Amount for purposes of this Agreement. Funds on deposit in the Pre-
Funding Account shall be withdrawn by the Servicer and paid to the Transferor to the extent of any increases in the Invested Amount pursuant to Section 4.15 of the Agreement. If the Pay Out Commencement Date occurs during the Funding Period, the remaining Pre-Funded
Amount will be applied to make principal payments with respect to the Certificates in accordance with subsection
4.9(c) of the Agreement. The Servicer shall withdraw the remaining Pre-Funded Amount, if any, on deposit in the Pre-Funding Account on the first Business Day of the November 1996 Monthly Period and deposit such amount into the Excess Funding Account.

          (c )  Investment on Funds in Pre-Funding
Account. Funds on deposit in the Pre-Funding Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer.
Funds on deposit in the Pre-Funding Account on any Distribution Date, after giving effect to any withdrawals from the Pre-Funding Account, shall be invested in Cash
Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following
Transfer Date. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date.

          SECTION 4.15  Increases in Invested Amount.
The Transferor may at any time during the Funding Period determine to increase the Invested Amount up to the Full
Invested Amount to the extent there are sufficient
Principal Receivables in the Trust to permit such increase in the Invested Amount without causing a Pay Out
Event to occur with respect to any outstanding Series.
Upon determining to increase the Invested Amount pursuant to this Section 4.15, the Transferor shall deliver to the Servicer, the Trustee and each Rating Agency an Officers'
Certificate specifying the amount of the increase in the Invested Amount the Transferor has determined to make and certifying that no Pay Out Event with respect to any outstanding Series will occur as a result of or in connection with such increase in the Invested Amount.
Upon receipt of such Officer's Certificate by the Trustee, the Class A Invested Amount, the Class B
Invested Amount and the Class C Invested Amount shall be increased pro rata by the amount specified in such Officers' Certificate, whereupon the Trustee shall instruct the Servicer to withdraw from the Pre-Funding
Account and pay to the Transferor an amount equal to the amount of such increase in the Class A Invested Amount, the Class B Invested Amount and the Class C Invested
Amount.

          Upon the withdrawal of the remaining Pre-Funded
Amount, if any, on deposit in the Pre-Funding Account on the first Business Day of the November 1996 Monthly
Period and the deposit of such amount in the Excess
Funding Account, the Class A Invested Amount, the Class B
Invested Amount and the Class C Invested Amount shall be increased pro rata by such amount.

          SECTION 4.16  Reallocated Principal Collections
for the Series 1996-1 Certificates.  (a)  On each
Business Day, the Servicer will determine an amount equal to the least of (i) the Class D Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class
D Floating Allocation Percentage or (II) during an
Amortization Period, the Class D Fixed/Floating
Allocation Percentage and (y) the amount of Principal
Collections with respect to such Business Day and (iii) an amount equal to the sum of (a) the Class A Required
Amount for such Business Day, (b) the Class B Required
Amount for such Business Day and (c) the Class C Required
Amount for such Business Day (such amount called
"Reallocated Class D Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the components of the Class A Required
Amount, then to the components of the Class B Required
Amount and then to the components of the Class C Required
Amount in the same priority as amounts are applied to such components from Available Series 1996-1 Finance
Charge Collections pursuant to subsection 4.9(a) of the Agreement.

          (b)  On each Business Day, the Servicer will
determine an amount equal to the least of (i) the Class C
Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class C Floating Allocation
Percentage or (II) during an Amortization Period, the Class C Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and
(iii) an amount equal to the sum of (a) the Class A
Required Amount for such Business Day over the amount of Reallocated Class D Principal Collections applied with respect thereto for such Business Day and (b) the Class B
Required Amount for such Business Day over the amount of Reallocated Class D Principal Collections applied with respect thereto for such Business Day (such amount called
"Reallocated Class C Principal Collections") and shall apply Principal Collections in an amount equal to such amount first to the remaining components of the Class A
Required Amount and then to the remaining components of the Class B Required Amount in the same priority as amounts are applied to such components from Available
Series 1996-1 Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

          (c ) On each Business Day, the Servicer will determine an amount equal to the least of (i) the Class B
Invested Amount, (ii) the product of (x)(I) during the Revolving Period, the Class B Floating Allocation
Percentage or (II) during an Amortization Period, the Class B Fixed/Floating Allocation Percentage and (y) the amount of Principal Collections for such Business Day and (iii) an amount equal to the excess, if any, of the Class A Required Amount for such Business Day over the sum of the amount of Reallocated Class D Principal
Collections and Reallocated Class C Principal Collections applied with respect thereto for such Business Day (such amount called "Reallocated Class B Principal
Collections") and shall apply Principal Collections equal to such amount to the remaining components of the Class A
Required Amount in the same priority as amounts are applied to such components from Available Series 1996-1
Finance Charge Collections pursuant to subsection 4.9(a) of the Agreement.

          SECTION 4.17  Determination of LIBOR.  (a)
"LIBOR" shall mean, for a specific Interest Accrual
Period, the rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 A.M., London time, on the
LIBOR Determination Date for such Interest Accrual
Period.  If such rate does not appear on Telerate Page
3750, the rate for such Interest Accrual Period will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference
Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month
(commencing on the first day of Interest Accrual Period).
The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Interest Accrual
Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the LIBOR Determination Date for loans in United
States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

          (b) The Class C Certificate Rate applicable to the then current and the immediately preceding Interest
Accrual Periods may be obtained by any Series 1996-1
Certificateholder by telephoning the Trustee at its Corporate Trust Office at (302) 4512500.

          (c )  On each LIBOR Determination Date, the
Trustee shall send to the Servicer by facsimile notification of LIBOR for the following Interest Accrual
Period.

          SECTION 4.18  Payment Reserve Account

          (a) The Servicer shall establish and maintain or cause to be established and maintained with a Qualified Institution, which may be the Trustee, in the name of the Trustee, on behalf of the Certificateholders, the "Payment Reserve Account," which shall be a segregated trust account with the corporate trust department of such Qualified Institution, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Payment Reserve Account and in all proceeds thereof. The Payment Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, the institution holding the Payment Reserve Account ceases to be a Qualified Institution, the Trustee shall within 10
Business Days establish a new Payment Reserve Account meeting the conditions specified above with a Qualified
Institution, and shall transfer any cash or any investments to such new Payment Reserve Account. From the date such new Payment Reserve Account is established, it shall be the "Payment Reserve Account."

          (b) The Transferor, at its discretion, may on any Business Day withdraw all or a part of any amounts then on deposit in the Payment Reserve Account and apply such funds in accordance with Section 4.9(a) of the Agreement.

          (c)  Funds on deposit in the Payment Reserve
Account shall be invested in Cash Equivalents by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) at the direction of the Servicer. Funds on deposit in the Payment Reserve
Account on any Business Day, after giving effect to any withdrawals from the Payment Reserve Account, shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The proceeds of any such investments shall be invested in Cash Equivalents that will mature so that such funds will be available for withdrawal on or prior to the following Business Day.

          SECTION 7.  Article V of the Agreement.
Article V of the Agreement shall read in its entirety as follows and shall be applicable only to the Series 1996-1
Certificates.
                        ARTICLE V

          DISTRIBUTIONS AND REPORTS TO INVESTOR
                   CERTIFICATEHOLDERS

          SECTION 5.1  Distributions.  (a)  On each
Distribution Date, the Paying Agent shall distribute (in accordance with the Settlement Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class A Certificateholder of record on the preceding Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided
Interests represented by each Class A Certificate held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to each Class A
Certificateholders Sections 4.11 and 4.12 of the
Agreement by check mailed to each Class A
Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class A Certificateholders holding Class A Certificates evidencing Undivided Interests aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class A Certificateholder, to an account or accounts designated by such Class A Certificateholder by written notice given to the Paying Agent not less than five days prior to related Distribution Date; provided, however, that the final payment in retirement of the Class A Certificates will be made only upon presentation and surrender of the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section
12.3.

          (b)  On each Distribution Date, the Paying
Agent shall distribute (in accordance with the Settlement
Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class B Certificateholder of record on the preceding
Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B
Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by check mailed to each Class B
Certificateholder at such Certificateholder's address as it appears on the Certificate Register or, in the case of Class B Certificateholders holding Class B Certificates evidencing Undivided Interest aggregating not less than 80% of the Invested Amount, by wire transfer, at the expense of such Class B Certificateholder, to an account or accounts designated by such Class B Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distributed Date;
provided, however, that the final payment in retirement of the Class B Certificates will be made only upon presentation and surrender of the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to
Section 12.3.

          (c )  On each Distribution Date, the Paying
Agent shall distribute (in accordance with the Settlement
Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class C Certificateholder of record on the preceding
Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class C
Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class C Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Class
C Certificateholder to an account or accounts designated by such Class C Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class C Certificates will be made only upon presentation and surrender of the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

          (d)  On each Distribution Date, the Paying
Agent shall distribute (in accordance with the Settlement
Statement delivered by the Servicer to the Trustee and the Paying Agent pursuant to subsection 3.4(c)) to each Class D Certificateholder of record on the preceding
Record Date (other than as provided in subsection 2.4(e) or in Section 12.3 respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class D
Certificates held by such Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class D Certificateholders pursuant to Sections 4.11 and 4.12 of the Agreement by wire transfer to each Class
D Certificateholder to an account or accounts designated by such Class D Certificateholder by written notice given to the Paying Agent not less than five days prior to the related Distribution Date; provided, however, that the final payment in retirement of the Class D Certificates will be made only upon presentation and surrender of the Class D Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 12.3.

          SECTION 5.2  Certificateholders' Statement.
(a) On the 20th day of each calendar month (or if such day is not a Business Day the next succeeding Business
Day), the Paying Agent shall forward to each Certificateholder and the Rating Agencies a statement substantially in the form of Exhibit B prepared by the Servicer and delivered to the Trustee and the Paying
Agent on the preceding Determination Date setting forth the following information (which, in the case of (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of (ix) and (x), shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

               (i)  the total amount distributed;

               (ii)  the amount of such distribution
     allocable to Certificate Principal;

               (iii)  the amount of such distribution
     allocable to Certificate Interest;

               (iv)  the amount of Principal Collections
     received in the Collection Account during the preceding Monthly Period and allocated in respect of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D
     Certificates, respectively;

               (v)  the amount of Finance Charge
     Collections processed during the preceding Monthly
     Period and allocated in respect of the Class A
     Certificates, the Class B Certificates, the Class C
     Certificates and the Class D Certificates, respectively;

               (vi)  the aggregate amount of Principal
     Receivables, the Invested Amount, the Class A
     Invested Amount, the Class B Invested Amount, the
     Class C Invested Amount, the Class D Invested
     Amount, the Floating Allocation Percentage and, during the Amortization Period, the ABC
     Fixed/Floating Allocation Percentage, Class B
     Fixed/Floating Allocation Percentage, or Class C
     Fixed/Floating Allocation Percentage as applicable, as of the end of the day on the last day of the related Monthly Period;

               (vii)  the aggregate outstanding balance
     of Receivables which are current, 3059, 6089, and 90 days and over delinquent as of the end of the day on the last day of the related Monthly Period;

               (viii)  the aggregate Investor Default
     Amount for the preceding Monthly Period;

               (ix)  the aggregate amount of Class A
     Investor Charge-Offs, Class B Investor Charge-Offs,
     Class C Investor Charge-Offs and Class D Investor
     Charge-Offs for the preceding Monthly Period;

               (x)  the amount of the Servicing Fee for
     the preceding Monthly Period;

               (xi)  the Class A Pool Factor, the Class B
     Pool Factor and the Class C Pool Factor as of the end of the last day of the Monthly Period immediately preceding the Determination Date;

               (xii)  the amount of unreimbursed
     Reallocated Class B Principal Collections,
     Reallocated Class C Principal Collections and
     Reallocated Class D Principal Collections for the related Monthly Period;

               (xiii)  the aggregate amount of funds in
     the Excess Funding Account and the Pre-Funding
     Account as of the last day of the Monthly Period immediately preceding the Distribution Date;

               (xiv)  the Specified Class C Reserve
     Amount, the amount then on deposit in the Class C
     Reserve Account and whether a Class C Trigger Event has occurred; and

               (xv)  the number of new Accounts the
     Receivables in which have been added to the Trust during the related Monthly Period.

               (xvi)  Annual Certificateholders' Tax
Statement. On or before January 31 of each calendar year, beginning with calendar year 1997, the Paying Agent shall distribute to each Person who at any time during the preceding calendar year was a Series 1996-1
Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular report to Series 1996-1 Certificateholders, as set forth in subclauses (i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series
1996-1 Certificateholder, together with, on or before January 31 of each year, beginning in 1997, such other customary information (consistent with the treatment of the Certificates as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1996-1
Certificateholders to prepare their tax returns. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

               SECTION 8.  Series 1996-1 Pay Out Events.
If any one of the following events shall occur with respect to the Series 1996-1 Certificates:

               (a)  failure on the part of the Transferor
(i) to make any payment or deposit required to be made by the Transferor by the terms of (A) the Agreement or (B) this Series Supplement, on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein, (ii) to perform in all material respects the Transferor's covenant not to sell, pledge, assign, or transfer to any person, or grant any unpermitted lien on, any Receivable; or (iii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Series 1996-1
Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series
1996-1 Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of this Series 1996-1, and continues to affect materially and adversely the interests of the Series 1996-1
Certificateholders for such period;

               (b)  any representation or warranty made
by the Transferor in the Agreement or this Series
Supplement, (i) shall prove to have been incorrect in any material respect when made, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1996-1
Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1996-
1, and (ii) as a result of which the interests of the Series 1996-1 Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 1996-1 Pay Out Event pursuant to this subsection 8(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions of the Agreement;

               (c ) the average of the Portfolio Yields for any three consecutive Monthly Periods is reduced to a rate which is less than the weighted average Base Rates for such three consecutive Monthly Periods;

               (d)  (i) the Transferor Interest shall be
less than the Minimum Transferor Interest, (ii) (A) the sum of the amount on deposit in the Pre-Funding Account plus the Series Allocation Percentage of the sum of the total amount of Principal Receivables plus amounts on deposit in the Excess Funding Account shall be less than
(B) the sum of the Class A Outstanding Principal Amount, the Class B Outstanding Principal Amount, the Class C
Outstanding Principal Amount and the Class D Outstanding
Principal Amount, (iii) the total amount of Principal
Receivables and the amount on deposit in the Excess
Funding Account shall be less than the Minimum Aggregate
Principal Receivables or (iv) the Retained Percentage shall be equal to or less than 2%, in each case as of any Determination Date; or

               (e)  any Servicer Default shall occur
which would have a material adverse effect on the Series
1996-1 Certificateholders;

then, in the case of any event described in subparagraph
(a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, the Holders of Series 1996-1 Certificates evidencing Undivided Interests aggregating more than 50% of the Invested Amount of this Series 1996-1, by notice then given in writing to the Trustee, the Transferor and the Servicer may declare that a pay out event (a "Series 1996-1 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c) or (d), a Series 1996-1 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1996-1 Certificateholders immediately upon the occurrence of such event.

          SECTION 9.  Series 1996-1 Termination.  The
right of the Series 1996-1 Certificateholders to receive payments from the Trust will terminate on the first
Business Day following the Series 1996-1 Termination Date unless such Series is an Affected Series as specified in
Section 12.1(c) of the Agreement and the sale contemplated therein has not occurred by such date, in which event the Series 1996-1 Certificateholders shall remain entitled to receive proceeds of such sale when such sale occurs.

          SECTION 10.  Legends; Transfer and Exchange;
Restrictions on Transfer of Series 1996-1 Certificates;
Tax Treatment.

               (a)  Each Class B Certificate will bear a
legend or legends substantially in the following form:

          EACH PURCHASER REPRESENTS AND WARRANTS FOR
     THE BENEFIT OF FINGERHUT FINANCIAL SERVICES
     RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH
     PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN
     (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE
     RETIREMENT INCOME SECURITY ACT OF 1974, AS
     AMENDED ("ERISA")) THAT IS SUBJECT TO THE
     PROVISIONS OF TITLE I OF ERISA, (II) A PLAN
     DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL
     REVENUE CODE OF 1986, AS AMENDED, (III) A
     GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32)
     OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR
     LOCAL LAW WHICH IS, TO A MATERIAL EXTENT,
     SIMILAR TO THE PROVISIONS OF SECTION 406 OF
     ERISA OR SECTION 4975 OF THE CODE, (IV) AN
     ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN
     ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE
     ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS"
     OF ANY SUCH PLAN (EXCLUDING FOR PURPOSES OF
     THIS CLAUSE (V), ANY ENTITY REGISTERED UNDER
     THE INVESTMENT COMPANY ACT OF 1940, AS
     AMENDED).

               (b)  No Class C Certificate or any
interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") except in accordance with this Section 10.
Any Transfer of a Class C Certificate otherwise permitted by this Section 10 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to such Holder's Class C Certificates and no Transfers of partial interests in a Class C Certificate shall be permitted. No Class C Certificate or any interest therein may be Transferred to any Person (each, an "Assignee"), unless the Assignee shall have executed and delivered the certification referred to in subsection
10(d) below and the Transferor shall have granted its prior consent thereto. Such consent shall be granted unless the Transferor determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation;
provided, further, that any attempted Transfer that would cause the number of Targeted Holders to exceed ninety-nine shall be void; and provided, further, that there shall not at any time be more than 10 Class C
Certificateholders or such other number as may be consented to by the Transferor which consent may be withheld in its sole and absolute discretion.

               (c )  Each initial purchaser of a Class C
Certificate or any interest therein and any Assignee thereof shall certify to the Transferor, the Servicer, and the Trustee that it is either (A)(i) a citizen or resident of the U.S., (ii) a corporation, partnership or other entity organized in or under the laws of the U.S.
or any political subdivision thereof which, if such entity is a taxexempt entity, recognizes that payments with respect to the Class C Certificates may constitute unrelated business taxable income or (iii) a person not described in (i) or (ii) whose ownership of the Class C
Certificates is effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Class C Certificate will not result in any withholding obligation with respect to any payments with respect to the Class C Certificates by any person and who will furnish to the Certificateholder making the Transfer, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 (and to agree to provide a new Form 4224 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S.
laws) or (B) an estate or trust the income of which is includible in gross income for U.S. federal income tax purposes.

               (d)  Each initial purchaser of a Class C
Certificate or any interest therein and any Assignee thereof shall further certify to the Transferor, the Servicer and the Trustee that it has neither acquired nor will it sell, trade or transfer any interest in a Class C
Certificate or cause an interest in a Class C Certificate to be marketed on or through (i) an "established securities market" within the meaning of Section
7704(b)(1) of the Code and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or
(ii) a "secondary market" within the meaning of Section
7704(b)(2) of the Code and any treasury regulation thereunder, including a market wherein interests in the Class C Certificates are regularly quoted by any Person making a market in such interests and a market wherein any Person regularly makes available bid or offer quotes with respect to interests in the Class C Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others. In addition, each initial purchaser of a Class C Certificate or any interest therein and any Assignee shall certify, prior to any delivery or Transfer to it of a Class C
Certificate that it is not and will not become a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes. If an initial purchaser of an interest in a Class C Certificate or an Assignee cannot make the certification described in the preceding sentence, the Transferor may, in its sole discretion, prohibit a Transfer to such entity; provided, however, that if the Transferor agrees to permit such a Transfer, the Transferor, the Servicer or the Trustee may require additional certifications in order to prevent the Trust from being treated as a publicly traded partnership. Each initial purchaser of an interest in a Class C Certificate and Assignee acknowledges that the Opinion of Counsel to the effect that the Trust will not be treated as a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the certifications described in this Section 10(d).

               (e)  Each Class C Certificate will bear
legends substantially in the following form:

          EACH PURCHASER REPRESENTS AND WARRANTS FOR
     THE BENEFIT OF FINGERHUT FINANCIAL SERVICES
     RECEIVABLES, INC. AND THE TRUSTEE THAT SUCH
     PURCHASER IS NOT (I) AN EMPLOYEE BENEFIT PLAN
     (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE
     RETIREMENT INCOME SECURITY ACT OF 1974, AS
     AMENDED ("ERISA")) THAT IS SUBJECT TO THE
     PROVISIONS OF TITLE I OF ERISA, (II) A PLAN
     DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL
     REVENUE CODE OF 1986, AS AMENDED, (III) A
     GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32)
     OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR
     LOCAL LAW WHICH IS, TO A MATERIAL EXTENT,
     SIMILAR TO THE PROVISIONS OF SECTION 406 OF
     ERISA OR SECTION 4975 OF THE CODE, (IV) AN
     ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN
     ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE
     ENTITY OR (V) A PERSON INVESTING "PLAN ASSETS"
     OF ANY SUCH PLAN (EXCLUDING FOR PURPOSES OF
     THIS CLAUSE (V), ANY ENTITY REGISTERED UNDER
     THE INVESTMENT COMPANY ACT OF 1940, AS
     AMENDED).

          THIS CERTIFICATE MAY NOT BE ACQUIRED,
     SOLD, TRADED OR TRANSFERRED, NOR MAY AN
     INTEREST IN THIS CERTIFICATE BE MARKETED, ON OR
     THROUGH (I) AN "ESTABLISHED SECURITIES MARKET"
     WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE
     CODE AND ANY PROPOSED, TEMPORARY OR FINAL
     TREASURY REGULATION THEREUNDER, INCLUDING,
     WITHOUT LIMITATION, AN OVERTHECOUNTERMARKET OR
     AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY
     DISSEMINATES FIRM BUY OR SELL QUOTATIONS OR
     (II) A "SECONDARY MARKET" WITHIN THE MEANING OF
     SECTION 7704(b)(2) OF THE CODE AND ANY
     PROPOSED, TEMPORARY OR FINAL TREASURY
     REGULATION THEREUNDER, INCLUDING A MARKET
     WHEREIN INTERESTS IN THE CLASS C CERTIFICATES
     ARE REGULARLY QUOTED BY ANY PERSON MAKING A
     MARKET IN SUCH INTERESTS AND A MARKET WHEREIN
     ANY PERSON REGULARLY MAKES AVAILABLE BID OR
     OFFER QUOTES WITH RESPECT TO INTERESTS IN THE
     CLASS C CERTIFICATES AND STANDS READY TO EFFECT
     BUY OR SELL TRANSACTIONS AT THE QUOTED PRICES
     FOR ITSELF OR ON BEHALF OF OTHERS.

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT
     BE REGISTERED UNDER THE SECURITIES ACT OF 1933,
     AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE
     SECURITIES LAW.  THE HOLDER HEREOF, BY
     PURCHASING THIS CERTIFICATE, AGREES THAT THIS
     CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED
     OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE
     WITH THE SECURITIES ACT AND OTHER APPLICABLE
     LAWS AND ONLY (1) TO THE TRANSFEROR OR (2) TO A
     LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED
     INVESTORS" (AS DEFINED IN RULE 501(a)(1), (2),
     (3) OR (7) UNDER THE SECURITIES ACT) AND IN A
     TRANSACTION EXEMPT FROM THE REGISTRATION
     REQUIREMENTS OF THE SECURITIES ACT (UPON
     DELIVERY OF THE DOCUMENTATION REQUIRED BY THE
     POOLING AND SERVICING AGREEMENT AND, IF THE
     TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL
     SATISFACTORY TO THE TRUSTEE).  EACH CERTIFICATE
     OWNER BY ACCEPTING A BENEFICIAL INTEREST IN
     THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT
     IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS
     DEFINED IN RULE 501(a)(1), (2), (3) OR (7)
     UNDER THE SECURITIES ACT).  THIS CERTIFICATE
     WILL NOT BE ACCEPTED FOR REGISTRATION OF
     TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE
     SATISFACTORY TO THE TRANSFER AGENT AND
     REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET
     FORTH IN THE SERIES 1996-1 SUPPLEMENT HAVE BEEN
     COMPLIED WITH.  THIS CERTIFICATE MAY NOT BE
     REOFFERED, RESOLD, PLEDGED OR OTHERWISE
     TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT
     OF THE TRANSFEROR AND UNLESS AND UNTIL THE
     TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS
     REQUIRED BY THE SERIES 1996-1 SUPPLEMENT.

               (f)  Upon surrender for registration of
transfer of a Class C Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Class C Certificateholder substantially in the form attached as Exhibit C, executed by the registered owner, in person or by such Class C
Certificateholder's attorney thereunto duly authorized in writing, and receipt by the Trustee of the written consent of each of the Transferor and the Servicer to such transfer, such Class C Certificate shall be transferred upon the Certificate Register, and the Transferor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferees one or more new registered Class C
Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Such transfers of Class C Certificates shall be subject to the restrictions set forth in this Section 11, to such other restrictions as shall be set forth in the text of the Class C Certificates and to such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Certificate Register.

               (g)  The Transferor may, in its
discretion, sell or transfer any Class D Certificates upon satisfaction of the following conditions:

               (i)  the Transferor shall give notice to
     the Trustee, the Servicer and the Rating Agencies of such sale or transfer of the Class D Certificates on or before the fifth Business Day prior to such transfer;

               (ii)  the Trustee shall have been advised
     in writing by the Rating Agencies that none of the then current ratings on the Investor Certificates then outstanding will be reduced or withdrawn as a result of the sale or transfer of the Class D
     Certificates;

                    (iii)  the Transferor shall have delivered
     to the Trustee an Officer's Certificate stating that the Transferor reasonably believes that the sale of such Class D Certificates will not have a material adverse effect on the Class A Certificates, Class B Certificates or the Class C Certificates;

               (iv)  as of the date of such sale or
     transfer of the Class D Certificates, there will be no outstanding Investor Charge-Offs for any Class of Investor Certificates of this Series;

               (v)  the purchasers or transferees of the
     Class D Certificates shall have agreed that they shall not be entitled to principal payments with respect to the Class D Certificates until the Class
     A Invested Amount, Class B Invested Amount and Class
     C Invested Amount have each been reduced to zero;

               (vi)  no Pay Out Event with respect to
     this Series shall have occurred; and

               (vii)  the Transferor shall have delivered
     to the Trustee an Opinion of Counsel to the effect that the Class D Certificates which are sold or transferred will be characterized as either indebtedness or partnership interests for Federal and Applicable State Tax income tax purposes or that the issuance of the Class D Certificates will not materially adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding series of Investor Certificates or the taxability of the Trust under Federal or Applicable Tax State income tax laws.

Any such sale or transfer shall be made only pursuant to an effective registration statement or in a valid private placement.

          SECTION 11.  Compliance with Withholding
Requirements. Notwithstanding any other provision of the Agreement, the Trustee and any Paying Agent shall comply with all Federal withholding requirements with respect to payments to the Class C Certificateholders of interest, original issue discount, or other amounts that the Trustee, any Paying Agent, the Servicer or the Transferor reasonably believes are applicable under the Code. The consent of the Class C Certificateholders shall not be required for any such withholding. In the event the Trustee or the Paying Agent withholds any amount from payments made to any Class C Certificateholder pursuant to federal withholding requirements, the Trustee or the Paying Agent shall indicate to such Class C
Certificateholder the amount withheld and all such amounts shall be deemed to have been paid to such Class C
Certificateholders and the Class C Certificateholders shall have no claim therefor.

          SECTION 12.  Tax Characterization of the Class
C Certificates. It is the intention of the parties hereto that the Class C Certificates be treated for tax purposes as indebtedness. In the event that the Class C
Certificates are not so treated, it is the intention of the parties that the Class C Certificates be treated as an interest in a partnership that owns the Receivables.
In the event that the Class C Certificates are treated as an interest in a partnership, it is the intention of the parties that interest payable on the Class C Certificates be treated as guaranteed payment and, if for any reason it is not so treated, that the holders of the Class C
Certificates be specially allocated gross interest income equal to the interest accrued during each Interest
Accrual Period on the Class C Certificates.

          SECTION 13.  Ratification of Agreement.  (a)
As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument. The Transferor hereby confirms the conveyance of the Trust Property to the Trustee for the benefit of the Series 1996-1 Certificateholders.

               (b)  For so long as any of the Class C
Certificates are outstanding, each of the Transferor, the Servicer and the Trustee agree to cooperate with each other to provide to any Class C Certificateholder, and to any prospective purchaser of Class C Certificates designated by such Class C Certificateholder upon the request of such Class C Certificateholder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Regulation D under the Securities
Act.

          SECTION 14.  Registration of the Class A
Certificates under the Securities Exchange Act of 1934.
The Transferor shall cause the Class A Certificates to be registered under the Securities Exchange Act of 1934, as amended, on or before February 28, 1997 and thereafter maintain such registration until the Class A Invested
Amount has been reduced to zero.

          SECTION 15.  Counterparts.  This Series
Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 16.  GOVERNING LAW.  THIS SERIES
SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS
CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED
IN ACCORDANCE WITH SUCH LAWS.

          SECTION 17.  Instructions in Writing.  All
instructions or other communications given by the Servicer or any other person to the Trustee pursuant to this Series Supplement shall be in writing, and, with respect to the Servicer, may be included in a Daily
Report or Settlement Statement.
          SECTION 18.  Certain Amendments.  (a)  In the
event that federal legislation creates a new type of entity for federal income tax purposes, the "financial asset securitization investment trust" (a "FASIT") the Transferor may amend this Series Supplement in order to effect a FASIT election for all or a portion of the Trust or the Investor Certificates; provided, that the Transferor delivers an opinion to the Trustee to the effect that such election will not adversely affect the Federal or Applicable Tax State income tax characterization of any outstanding Series of Investor
Certificates or the taxability of the Trust under Federal or Applicable Tax State income tax laws.

          (b)  By purchasing their Series 1996-1
Certificates each Investor Certificateholder shall be deemed to have consented to an amendment of the Agreement such that wherever "FCI" is referred to in subsection
9.1(a) of the Agreement, such reference may be amended to refer to "FCI or any successor or assignee to the rights and obligations of FCI under the Purchaser Agreements."

          SECTION 19. Paired Series.    Subject to
obtaining confirmation by each Rating Agency of the then existing ratings of each class of Certificates which is then rated, and prior to the commencement of the Early
Amortization Period, the Certificates may be paired with one or more other Series (each a "Paired Series"). Each
Paired Series either will be pre-funded with an initial deposit to a pre-funding account in an amount up to the initial principal balance of such Paired Series and primarily from the proceeds of the sale of such Paired
Series or will have a variable principal amount. Any such pre-funding account will be held for the benefit of such Paired Series and not for the benefit of the Certificateholders. As principal is paid with respect to the Certificates, either (i) in the case of a pre-funded
Paired Series, an equal amount of funds on deposit in any pre-funding account for such pre-funded Paired Series will be released (which funds will be distributed to the Transferor) or (ii) in the case of a Paired Series having a variable principal amount, an interest in such variable
Paired Series in an equal or lesser amount may be sold by the Trust (and the proceeds thereof will be distributed to the Transferor) and, in either case, the invested amount in the Trust of such Paired Series will increase by up to a corresponding amount. Upon payment in full of the Certificates, assuming that there have been no unreimbursed charge-offs with respect to any related
Paired Series, the aggregate invested amount of such related Paired Series will have been increased by an amount up to an aggregate amount equal to the Invested
Amount paid to the Certificateholders since the issuance of such Paired Series. The issuance of a Paired Series will be subject to the conditions described in subsection
6.9(b) of the Agreement.

          IN WITNESS WHEREOF, the Transferor, the
Servicer and the Trustee have caused this Series 1996-1
Supplement to be duly executed by their respective officers as of the day and year first above written.



                     FINGERHUT FINANCIAL SERVICES
                     RECEIVABLES, INC.
                        Transferor


                     By:_______________________
                        Name:
                        Title:


                     DIRECT MERCHANTS CREDIT CARD BANK,
                     NATIONAL ASSOCIATION
                        Servicer


                     By:_________________________
                        Name:
                        Title:



                     THE BANK OF NEW YORK (DELAWARE)
                       Trustee


                     By:_________________________
                        Name:
                        Title:
Exhibit A1

          FORM OF CLASS A INVESTOR CERTIFICATE


          UNLESS THIS CERTIFICATE IS PRESENTED BY AN
     AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
     COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE
     TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER,
     EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
     REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH
     OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
     REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
     CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED
     BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
     TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
     OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH
     AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN
     INTEREST HEREIN.



No. ___                                      $_________
                                    CUSIP NO. 317869AA30


        FINGERHUT FINANCIAL SERVICES MASTER TRUST
                   6.45% ASSET BACKED
           CERTIFICATE, SERIES 1996-1, CLASS A

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Fingerhut Financial
Services Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Financial Services Receivables, Inc., Direct
Merchants Credit Card Bank, National Association or any affiliate of either of them.)

          This certifies that _________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Financial
Services Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National
Association, as Servicer (the "Servicer"), and The Bank of New York (Delaware) as Trustee (the "Trustee"), and the Series 1996-1 Supplement, dated as of April 23, 1996
(the "Series 1996-1 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing
Agreement, as supplemented by the Series 1996-1
Supplement, is herein referred to as the "Agreement").
The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

          This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Fingerhut Financial
Services Master Trust 6.45% Asset Backed Certificates,
Series 1996-1, Class A" (the "Class A Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

          The Transferor has structured the Agreement, the Class A Certificates, the Fingerhut Financial
Services Master Trust 6.80% Asset Backed Certificates,
Series 1996-1, Class B (the "Class B Certificates" and collectively with the Class A Certificates the "Offered
Certificates") and the Fingerhut Financial Services
Master Trust Floating Rate Asset Backed Certificates,
Series 1996-1, Class C (the "Class C Certificates") with the intention that the Offered Certificates and the Class
C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class A Certificate (a "Class A Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class A
Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          No principal will be payable to the Class A
Certificateholders until the first Distribution Date in the Amortization Period. No principal will be payable to the Class B Certificateholders, Class C
Certificateholders or Class D Certificateholders until all principal payments have been made to the Class A
Certificateholders.

          Interest on the Class A Certificates will be payable on May 20, 1996 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution
Date"), in an amount equal to one-twelfth of the product of the Class A Certificate Rate and the outstanding principal balance of the Class A Certificates as of the preceding Record Date (or in the case of the first
Distribution Date, the initial principal amount of the Class A Certificates). Interest for the first
Distribution Date will include accrued interest at the applicable Certificate Rate (the "Certificate Rates") from the Closing Date through May 19, 1996. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

          Interest payments on the Class A Certificates on each Distribution Date will be funded from Available
Series Finance Charge Collections with respect to the preceding Monthly Period (or, with respect to the first
Distribution Date, such collections from and including the Closing Date to and including April 26, 1996 plus the amount of the initial deposit to the Interest Funding
Account to be made on the Closing Date) and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

          Subject to the prior payment of interest on the Class A Certificates, interest payments on the Class B
Certificates on each Distribution Date will be funded from the portion of Available Series Finance Charge
Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the Class B
Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

          "Class A Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class A Initial Invested Amount less the Class A
Percentage of the initial deposit to the Pre-Funding
Account plus the Class A Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding
Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class
A Certificateholders through and including such Business
Day, minus (c) the aggregate amount of Class A Investor
Charge-Offs for all prior Distribution Dates, and plus
(d) the sum of the aggregate amount allocated with respect to Class A Investor Charge-Offs and available on all prior Distribution Dates pursuant to subsection
4.9(a)(viii) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and 4.16(a), (b) and (c) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clause (c).

          During the period from and including the Closing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full
Invested Amount; (y) the first day on which a Pay Out
Event is deemed to occur; and (z) the first day of the November 1996 Monthly Period (the "Funding Period"), the
Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York (the
"Pre-Funding Account"). The "Pre-Funded Amount" will equal the amount of the initial deposit to the Pre-Funding Account, less the amounts of any increases in the Invested Amount pursuant to the Series 1996-1
Supplement in connection with the increase in the amount of Receivables in the Trust. On the Closing Date a cash deposit will be made to the Pre-Funding Account such that the amount of Principal Receivables plus the amount of such cash deposit on such date will at least equal the sum of the initial outstanding principal balances of the Class A Certificates, the Class B Certificates, the Class
C Certificates and the Class D Certificates, and the then current outstanding principal amount of the Series 19951
Variable Funding Certificates. Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash Equivalents.

          During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested
Amount as a result of the increase in the amount of Receivables in the Trust. In the event of the occurrence of a Pay Out Event during the Funding Period, the amounts remaining on deposit in the Pre-Funding Account, will be payable as principal first to the Class A
Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Certificateholders until the Class C
Invested Amount is paid in full. Should the Pre-Funded
Amount be greater than zero on the first day of the November 1996 Monthly Period, such amount will be deposited in the Excess Funding Account.

          Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than the February 2002 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the
"Series Termination Date").  After the Series Termination
Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A
Invested Amount is greater than zero on the Series
Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested
Amount, the Class C Invested Amount and the Class D
Invested Amount at the close of business on such date
(but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C
Certificateholders pro rata in final payment of the Class
C Certificates and finally to the Class D
Certificateholders pro rata in final payment of the Class
D Certificates.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                      FINGERHUT FINANCIAL SERVICES
                         RECEIVABLES, INC.

                      By:_____________________________
                         Name:
                         Title:


Dated:

              CERTIFICATE OF AUTHENTICATION


          This is one of the Class A Certificates
referred to in the within-mentioned Pooling and Servicing
Agreement.


                      THE BANK OF NEW YORK


                      By: _______________________
                         Name:
                         Title:



          Exhibit A2

          FORM OF CLASS B INVESTOR CERTIFICATE


          UNLESS THIS CERTIFICATE IS PRESENTED BY AN
     AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
     COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE
     TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER,
     EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS
     REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH
     OTHER NAME AS IS REQUESTED BY AN AUTHORIZED
     REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO
     CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED
     BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY
     TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR
     OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH
     AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN
     INTEREST HEREIN.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
     BENEFIT OF FINGERHUT FINANCIAL SERVICES RECEIVABLES,
     INC. THAT UNLESS SUCH PURCHASER, AT ITS EXPENSE,
     DELIVERS TO THE TRUSTEE, THE SERVICER AND THE
     TRANSFEROR AN OPINION OF COUNSEL SATISFACTORY TO
     THEM TO THE EFFECT THAT THE PURCHASE OR HOLDING OF
     THIS CERTIFICATE BY SUCH PURCHASER WILL NOT RESULT
     IN THE ASSETS OF THE TRUST BEING DEEMED TO BE
     "ASSETS OF THE BENEFIT PLAN" OR SUBJECT TO THE
     PROHIBITED TRANSACTION PROVISIONS OF ERISA AND THE
     CODE AND WILL NOT SUBJECT THE TRUSTEE, THE
     TRANSFEROR OR THE SERVICER TO ANY OBLIGATION IN
     ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND
     SERVICING AGREEMENT, SUCH PURCHASER IS NOT (I) AN
     EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF
     THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974,
     AS AMENDED ("ERISA")) THAT IS SUBJECT TO THE
     PROVISIONS OF TITLE I OF ERISA, (II) A PLAN
     DESCRIBED IN SECTION 4975(E)(1) OF THE INTERNAL
     REVENUE CODE OF 1986, AS AMENDED, OR (III) AN ENTITY
     WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY
     REASON OF A PLAN'S INVESTMENT IN THE ENTITY.
No. ___                                      $__________
                                     CUSIP NO. 317869AB13


        FINGERHUT FINANCIAL SERVICES MASTER TRUST
                   6.80% ASSET BACKED
           CERTIFICATE, SERIES 1996-1, CLASS B

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Fingerhut Financial
Services Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Financial Services Receivables, Inc., Direct
Merchants Credit Card Bank, National Association or any affiliate of either of them.)

          This certifies that __________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Financial
Services Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National
Association, as the Servicer (the "Servicer"), and The
Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1996-1 Supplement, dated as of April 23, 1996 (the "Series 1996-1 Supplement"), among the
Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series
1996-1 Supplement, is herein referred to as the "Agreement". The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

          This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Fingerhut Financial
Services Master Trust 6.80% Asset Backed Certificates,
Series 1996-1, Class B" (the "Class B Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

          The Transferor has structured the Agreement, the Class B Certificates, the Fingerhut Financial
Services Master Trust 6.45% Asset Backed Certificates,
Series 1996-1, Class A (the "Class A Certificates" and collectively with the Class B Certificates the "Offered
Certificates") and the Fingerhut Financial Services
Master Trust Floating Rate Asset Backed Certificates,
Series 1996-1, Class C (the "Class C Certificates") with the intention that the Offered Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class B Certificate (a
"Class B Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class B Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          No principal will be payable to the Class B
Certificateholders until the Class B Payment Commencement
Date, which is the Distribution Date either on or following the Distribution Date, on which the Class A
Invested Amount had been paid in full. No principal will be payable to the Class B Certificateholders until all principal payments have been made to the Class A
Certificateholders. No principal payments will be made to the Class C Certificateholder until the Distribution
Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

          Interest on the Offered Certificates will be payable on May 20, 1996 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution
Date"), in an amount equal to (i) with respect to the Class A Certificates, one-twelfth of the product of the Class A Certificate Rate and the outstanding principal balance of the Class A Certificates as of the preceding
Record Date (or in the case of the first Distribution
Date, the initial principal amount of the Class A
Certificates) and (ii) with respect to the Class B
Certificates, one-twelfth of the product of the Class B
Certificate Rate and the outstanding principal balance of the Class B Certificates as of the preceding Record Date
(or in the case of the first Distribution Date, the initial principal amount of the Class B Certificates).
Interest for the first Distribution Date will include accrued interest at the applicable Certificate Rate (the
"Certificate Rates") from the Closing Date through May
19, 1996. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

          Interest payments on the Class A Certificates on each Distribution Date will be funded from Available
Series Finance Charge Collections with respect to the preceding Monthly Period (or, with respect to the first
Distribution Date, such collections from and including the Closing Date to and including April 26, 1996 plus the amount of the initial deposit to the Interest Funding
Account to be made on the Closing Date) and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

          Subject to the prior payment of interest on the Class A Certificates, interest payments on the Class B
Certificates on each Distribution Date will be funded from the portion of Available Series Finance Charge
Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the Class B
Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

          "Class B Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class B Initial Invested Amount less the Class B
Percentage of the initial deposit to the Pre-Funding
Account plus the Class B Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding
Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class
B Certificateholders through and including such Business
Day, minus (c) the aggregate amount of Class B Investor
Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal
Collections for which neither the Class D Invested Amount nor the Class C Invested Amount has been reduced for all prior Business Days, and plus (e) the sum of the aggregate amount allocated and available on all prior
Business Days pursuant to subsection 4.9(a)(xi) of the Agreement and, with respect to such subsection and pursuant to subsections 4.10(a) and (b) and 4.16(a) and
(b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and
(d).

          During the period from and including the Closing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full
Invested Amount; (y) the first day on which a Pay Out
Event is deemed to occur; and (z) the first day of the November 1996 Monthly Period (the "Funding Period"), the
Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York (the
"Pre-Funding Account"). The "Pre-Funded Amount" will equal the amount of the initial deposit to the Pre-Funding Account, less the amounts of any increases in the Invested Amount pursuant to the Series 1996-1
Supplement in connection with the increase in the amount of Receivables in the Trust. On the Closing Date a cash deposit will be made to the Pre-Funding Account such that the amount of Principal Receivables plus the amount of such cash deposit on such date will at least equal the sum of the initial outstanding principal balances of the Class A Certificates, the Class B Certificates, the Class
C Certificates and the Class D Certificates, and the then current outstanding principal amount of the Series 19951
Variable Funding Certificates. Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash Equivalents.

          During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested
Amount as a result of the increase in the amount of Receivables in the Trust. In the event of the occurrence of a Pay Out Event during the Funding Period, the amounts remaining on deposit in the Pre-Funding Account, will be payable as principal first to the Class A
Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Certificateholders until the Class C
Invested Amount is paid in full. Should the Pre-Funded
Amount be greater than zero on the first day of the November 1996 Monthly Period, such amount will be deposited in the Excess Funding Account.

          Subject to the Agreement, payments of principal are limited to the unpaid Class B Invested Amount of the Class B Certificates, which may be less than the unpaid balance of the Class B Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class B Certificates is due and payable no later than the February 2000 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the
"Series Termination Date").  After the Series Termination
Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class B Certificates. In the event that the Class B
Invested Amount is greater than zero on the Series
Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested
Amount, the Class C Invested Amount and the Class D
Invested Amount at the close of business on such date
(but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C
Certificateholders pro rata in final payment of the Class
C Certificates and finally to the Class D
Certificateholders pro rata in final payment of the Class
D Certificates.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.
          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.

                      FINGERHUT FINANCIAL SERVICES
                          RECEIVABLES, INC.


                      By:_______________________
                         Name:
                         Title:


Dated:

              CERTIFICATE OF AUTHENTICATION


          This is one of the Class B Certificates
referred to in the within-mentioned Pooling and Servicing
Agreement.


                      THE BANK OF NEW YORK


                      By:
                         Name:
                         Title:


Exhibit A3

          FORM OF CLASS C INVESTOR CERTIFICATE

     EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
BENEFIT OF FINGERHUT FINANCIAL SERVICES RECEIVABLES, INC.
AND THE TRUSTEE THAT SUCH PURCHASER IS NOT (I) AN
EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE
EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS OF
TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION
4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS
AMENDED, (III) A GOVERNMENTAL PLAN, AS DEFINED IN SECTION
3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL
LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE
PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE
CODE, (IV) AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN
ASSETS BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY OR
(V) A PERSON INVESTING "PLAN ASSETS" OF ANY SUCH PLAN
(EXCLUDING FOR PURPOSES OF THIS CLAUSE (V), ANY ENTITY
REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS
AMENDED).

     THIS CERTIFICATE MAY NOT BE ACQUIRED, SOLD, TRADED
OR TRANSFERRED, NOR MAY AN INTEREST IN THIS CERTIFICATE
BE MARKETED, ON OR THROUGH (I) AN "ESTABLISHED SECURITIES
MARKET" WITHIN THE MEANING OF SECTION 7704(b)(1) OF THE
CODE AND ANY PROPOSED, TEMPORARY OR FINAL TREASURY
REGULATION THEREUNDER, INCLUDING, WITHOUT LIMITATION, AN
OVERTHECOUNTERMARKET OR AN INTERDEALER QUOTATION SYSTEM
THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS
OR (II) A "SECONDARY MARKET" WITHIN THE MEANING OF
SECTION 7704(b)(2) OF THE CODE AND ANY PROPOSED,
TEMPORARY OR FINAL TREASURY REGULATION THEREUNDER,
INCLUDING A MARKET WHEREIN INTERESTS IN THE Class C
CERTIFICATES ARE REGULARLY QUOTED BY ANY PERSON MAKING A
MARKET IN SUCH INTERESTS AND A MARKET WHEREIN ANY PERSON
REGULARLY MAKES AVAILABLE BID OR OFFER QUOTES WITH
RESPECT TO INTERESTS IN THE CLASS C CERTIFICATES AND
STANDS READY TO EFFECT BUY OR SELL TRANSACTIONS AT THE
QUOTED PRICES FOR ITSELF OR ON BEHALF OF OTHERS.

     THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
(THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW.  THE
HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES
THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED
OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE
SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO
THE TRANSFEROR OR (2) TO A LIMITED NUMBER OF
INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE
501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND
IN A TRANSACTION EXEMPT FROM THE REGISTRATION
REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE
DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING
AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF
COUNSEL SATISFACTORY TO THE TRUSTEE).  EACH CERTIFICATE
OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS
CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS AN
INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE
501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT).
THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF
TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE
SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE
RESTRICTIONS ON TRANSFER SET FORTH IN THE SERIES 1996-1
SUPPLEMENT HAVE BEEN COMPLIED WITH.  THIS CERTIFICATE MAY
NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE
TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF EACH OF
THE TRANSFEROR AND THE SERVICER AND UNLESS AND UNTIL THE
TRUSTEE SHALL HAVE RECEIVED THE CERTIFICATIONS REQUIRED
BY THE SERIES 1996-1 SUPPLEMENT.


No. ___
$_____________


        FINGERHUT FINANCIAL SERVICES MASTER TRUST
               FLOATING RATE ASSET BACKED
           CERTIFICATE, SERIES 1996-1, CLASS C

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by certain subsidiaries of Fingerhut Financial Services Receivables, Inc. (the
"Transferor") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Financial Services Receivables, Inc., Direct
Merchants Credit Card Bank, National Association or any affiliate of either of them.)

          This certifies that ___________________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Financial
Services Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment thereto) by and between the Transferor, Direct Merchants Credit Card Bank, National
Association as the Servicer (the "Servicer"), and The
Bank of New York (Delaware), as Trustee (the "Trustee"), and the Series 1996-1 Supplement, dated as of April 23, 1996 (the "Series 1996-1 Supplement"), among the
Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series
1996-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

          This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Fingerhut Financial
Services Master Trust Floating Rate Asset Backed
Certificates, Series 1996-1, Class C" (the "Class C
Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

          The Transferor has structured the Agreement, the Class C Certificates, the Fingerhut Financial
Services Master Trust 6.45% Asset Backed Certificates,
Series 1996-1, Class A (the "Class A Certificates") and the Fingerhut Financial Services Master Trust 6.80% Asset
Backed Certificates, Series 1996-1, Class B (the "Class B
Certificates") with the intention that the Class A, Class
B and Class C Certificates will qualify under applicable tax law as indebtedness, and both the Transferor and each holder of a Class C Certificate (a "Class C
Certificateholder") or any interest therein by acceptance of its Certificate or any interest therein, agrees to treat the Class C Certificates for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

          No principal will be payable to the Class C
Certificateholders until the Class C Payment Commencement
Date, which is the Distribution Date either on or following the Distribution Date, on which the Class A
Invested Amount and the Class B Invested Amount have been paid in full. No principal payments will be payable to the Class C Certificateholder until the Distribution Date either on or following the Distribution Date on which the Class B Invested Amount has been paid in full.

          Interest on the Offered Certificates will be payable on May 20, 1996 and on the 20th day of each month thereafter or, if such day is not a business day, on the next succeeding business day (each, a "Distribution
Date"), in an amount equal to (i) with respect to the Class A Certificates, one-twelfth of the product of the Class A Certificate Rate and the outstanding principal balance of the Class A Certificates as of the preceding
Record Date (or in the case of the first Distribution
Date, the initial principal amount of the Class A
Certificates) and (ii) with respect to the Class B
Certificates, one-twelfth of the product of the Class B
Certificate Rate and the outstanding principal balance of the Class B Certificates as of the preceding Record Date
(or in the case of the first Distribution Date, the initial principal amount of the Class B Certificates).
Interest for the first Distribution Date will include accrued interest at the applicable Certificate Rate (the
"Certificate Rates") from the Closing Date through May
19, 1996. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

          Interest payments on the Class A Certificates on each Distribution Date will be funded from Available
Series Finance Charge Collections with respect to the preceding Monthly Period (or, with respect to the first
Distribution Date, such collections from and including the Closing Date to and including April 26, 1996 plus the amount of the initial deposit to the Interest Funding
Account to be made on the Closing Date) and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the respective classes of the Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

          Subject to the prior payment of interest on the Class A Certificates, interest payments on the Class B
Certificates on each Distribution Date will be funded from the portion of Available Series Finance Charge
Collections with respect to the preceding Monthly Period and from certain other funds allocated as set forth in the Pooling and Servicing Agreement to the Class B
Certificates and deposited on each business day during such Monthly Period in the Interest Funding Account.

          Interest for any Distribution Date will include accrued interest at the Class C Certificate Rate from and including the preceding Distribution Date or, in the case of the first Distribution Date from and including the Closing Date, to but excluding such Distribution Date.
Interest for any Distribution Date due but not paid on any Distribution Date will be due on the next succeeding
Distribution Date together with, to the extent permitted by applicable law, additional interest on such amount at the Class C Certificate Rate.

          "Class C Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the Class C Initial Invested Amount less the Class C
Percentage of the initial deposit to the Pre-Funding
Account plus the Class C Percentage of any withdrawals from the Pre-Funding Account (i) during the Funding
Period in connection with the addition of Receivables to the Trust or (ii) at the end of the Funding Period for deposit into the Excess Funding Account, minus (b) the aggregate amount of principal payments (except principal payments made from the Pre-Funding Account) made to Class
C Certificateholders through and including such Business
Day, minus (c) the aggregate amount of Class C Investor
Charge-Offs for all prior Distribution Dates, minus (d) the aggregate amount of Reallocated Class B Principal
Collections and Reallocated Class C Principal Collections for which the Class D Invested Amount has not been reduced for all prior Business Days (provided that the Class C Invested Amount shall in no event be reduced to an amount less than zero), and plus (e) the sum of the aggregate amount allocated and available on all prior
Business Days pursuant to subsection 4.9(a)(xii) of the Agreement and, with respect to such subsection, pursuant to subsections 4.10(a) and (b), Section 4.15 and subsection 4.20(b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (c) and (d).

          During the period from and including the Closing Date to but excluding the earlier of (x) the first day for which the Invested Amount equals the Full
Invested Amount; (y) the first day on which a Pay Out
Event is deemed to occur; and (z) the first day of the November 1996 Monthly Period (the "Funding Period"), the
Pre-Funded Amount will be maintained in a trust account to be established with The Bank of New York (the
"Pre-Funding Account"). The "Pre-Funded Amount" will equal the amount of the initial deposit to the Pre-Funding Account, less the amounts of any increases in the Invested Amount pursuant to the Series 1996-1
Supplement in connection with the increase in the amount of Receivables in the Trust. On the Closing Date a cash deposit will be made to the Pre-Funding Account such that the amount of Principal Receivables plus the amount of such cash deposit on such date will at least equal the sum of the initial outstanding principal balances of the Class A Certificates, the Class B Certificates, the Class
C Certificates and the Class D Certificates, and the then current outstanding principal amount of the Series 19951
Variable Funding Certificates. Funds on deposit in the Pre-Funding Account will be invested by the Trustee at the direction of the Servicer in Cash Equivalents.

          During the Funding Period, funds on deposit in the Pre-Funding Account will be withdrawn and paid to the Transferor to the extent of any increases in the Invested
Amount as a result of the increase in the amount of Receivables in the Trust. In the event of the occurrence of a Pay Out Event during the Funding Period, the amounts remaining on deposit in the Pre-Funding Account, will be payable as principal first to the Class A
Certificateholders until the Class A Invested Amount is paid in full and then to the Class B Certificateholders until the Class B Invested Amount is paid in full and then to the Class C Certificateholders until the Class C
Invested Amount is paid in full. Should the Pre-Funded
Amount be greater than zero on the first day of the November 1996 Monthly Period, such amount will be deposited in the Excess Funding Account.

          Subject to the Agreement, payments of principal are limited to the unpaid Class C Invested Amount of the Class C Certificates, which may be less than the unpaid balance of the Class C Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class C Certificates is due and payable no later than the __________ Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the
"Series Termination Date").  After the Series Termination
Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class C
Invested Amount is greater than zero on the Series
Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested
Amount, the Class C Invested Amount and the Class D
Invested Amount at the close of business on such date
(but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C
Certificateholders pro rata in final payment of the Class
C Certificates and finally to the Class D
Certificateholders pro rata in final payment of the Class
D Certificates.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                     FINGERHUT FINANCIAL SERVICES
                         RECEIVABLES, INC.


                     By:________________________
                        Name:
                        Title:


Dated:


              CERTIFICATE OF AUTHENTICATION


          This is one of the Class C Certificates
referred to in the within-mentioned Pooling and Servicing
Agreement.


                     THE BANK OF NEW YORK


                     By:
                        Name:
                        Title:


Exhibit A4

          FORM OF CLASS D INVESTOR CERTIFICATE


          THIS CERTIFICATE WAS ORIGINALLY ISSUED IN A
     TRANSACTION EXEMPT FROM REGISTRATION UNDER THE
     SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES
     ACT").  THIS CERTIFICATE HAS NOT BEEN REGISTERED
     UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE
     SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED,
     SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS
     REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION
     UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE
     SECURITIES LAW.  FINGERHUT FINANCIAL SERVICES
     RECEIVABLES, INC. SHALL BE PROHIBITED FROM
     TRANSFERRING ANY INTEREST IN OR PORTION OF THIS
     CERTIFICATE UNLESS, PRIOR TO SUCH TRANSFER, IT SHALL
     HAVE DELIVERED TO THE TRUSTEE AN OPINION OF COUNSEL
     TO THE EFFECT THAT SUCH PROPOSED TRANSFER WILL NOT
     ADVERSELY AFFECT THE FEDERAL, MINNESOTA OR DELAWARE
     INCOME TAX CHARACTERIZATION OF ANY OUTSTANDING
     SERIES OF INVESTOR CERTIFICATES OR THE TAXABILITY
     (OR TAX CHARACTERIZATION) OF THE TRUST UNDER
     FEDERAL, MINNESOTA OR DELAWARE INCOME TAX LAWS.  IN
     NO EVENT SHALL THE TRANSFEROR BE PERMITTED TO
     TRANSFER ANY INTEREST IN OR PORTION OF THIS
     CERTIFICATE IF, AFTER GIVING EFFECT TO SUCH PROPOSED
     TRANSFER, TAKING INTO ACCOUNT THE CERTIFICATES WHOSE
     TRANSFER IS PROPOSED, MORE THAN 20% (BY INVESTED
     AMOUNT AND BY VALUE) OF THE OUTSTANDING CERTIFICATES
     ISSUED BY THE TRUST WITH RESPECT TO WHICH NO OPINION
     OF COUNSEL WAS ISSUED THAT THE APPLICABLE CLASS
     WOULD BE TREATED AS DEBT FOR FEDERAL INCOME TAX
     PURPOSES (INCLUDING THE EXCHANGEABLE TRANSFEROR
     CERTIFICATE AND EACH TRANSFEROR RETAINED CLASS)
     WOULD NOT BE BENEFICIALLY OWNED BY FINGERHUT
     FINANCIAL SERVICES RECEIVABLES, INC.

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE
     BENEFIT OF FINGERHUT FINANCIAL SERVICES RECEIVABLES,
     INC. THAT SUCH PURCHASER IS NOT (I) AN EMPLOYEE
     BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE
     EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
     AMENDED ("ERISA")) THAT IS SUBJECT TO THE PROVISIONS
     OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN
     SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF
     1986, AS AMENDED, OR (III) AN ENTITY WHOSE
     UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A
     PLAN'S INVESTMENT IN THE ENTITY.


No. ___                                      $_________


        FINGERHUT FINANCIAL SERVICES MASTER TRUST
                     0% ASSET BACKED
           CERTIFICATE, SERIES 1996-1, CLASS D

          Evidencing an undivided interest in a trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business from a portfolio of revolving consumer credit card accounts transferred or to be transferred by Fingerhut Financial
Services Receivables, Inc. (the "Transferor") and other assets and interests constituting the Trust under the Agreement described below.

          (Not an interest in or a recourse obligation of Fingerhut Financial Services Receivables, Inc., Direct
Merchants Credit Card Bank, National Association or any affiliate of either of them.)

          This certifies that ______________ (the
"Certificateholder") is the registered owner of a fractional undivided interest in the Fingerhut Financial
Services Master Trust (the "Trust") issued pursuant to the Pooling and Servicing Agreement, dated as of May 26, 1995 (the "Pooling and Servicing Agreement"; such term to include any amendment or Supplement thereto) by and between the Transferor, Direct Merchants Credit Card
Bank, National Association as the Servicer (the
"Servicer"), and The Bank of New York (Delaware), as
Trustee (the "Trustee"), and the Series 1996-1
Supplement, dated as of April 23, 1996 (the "Series 1996-
1 Supplement"), among the Transferor, the Servicer and the Trustee. The Pooling and Servicing Agreement, as supplemented by the Series 1996-1 Supplement, is herein referred to as the "Agreement." The corpus of the Trust consists of all of the Transferor's right, title and interest in, to and under the Trust Property (as defined in the Agreement).

          This Certificate does not purport to summarize the Agreement and reference is made to that Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Certificate is one of a series of Certificates entitled "Fingerhut Financial
Services Master Trust 0% Asset Backed Certificates,
Series 1996-1, Class D" (the "Class D Certificates"), each of which represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound.

          Fingerhut Financial Services Receivables, Inc.
shall be prohibited from Transferring any interest in or portion of the Class D Certificate unless, prior to such Transfer, it shall have delivered to the Trustee an Opinion of Counsel to the effect that such proposed
Transfer will not adversely affect the Federal, or applicable state income tax characterization of any outstanding Series of Investor Certificate or the taxability (or tax characterization) of the Trust under Federal, or applicable state income tax laws.

          No principal will be payable to the Class D
Certificateholders until the Class D Payment Commencement
Date, which is the Distribution Date either on or following the Distribution Date on which the Class C
Invested Amount had been paid in full. No principal will be payable to the Class D Certificateholders until all principal payments have first been made to the Class A
Certificateholders and then on and after the Class B
Principal Payment Commencement Date, after all principal payments have been made to the Class B Certificateholders and then on and after the Class C Principal Payment
Commencement Date, after all payments have been made to the Class C Certificateholders.

          Interest will accrue on the unpaid principal amount of the Class D Certificates at the Class D
Certificate Rate.

          "Class D Invested Amount" shall mean, when used with respect to any Business Day, an amount equal to (a) the initial principal balance of the Class D
Certificates, minus (b) the aggregate amount of principal payments made to Class D Certificateholders through and including such Business Day, minus (c) the aggregate amount of Class D Investor Charge-Offs for all prior
Distribution Dates, minus (d) the aggregate amount of Reallocated Principal Collections for all prior Business
Days (provided that the Class D Invested Amount shall in no event be reduced to an amount less that zero), plus
(e) the sum of the aggregate amount allocated and available on all prior Business Days pursuant to subsection 4.9(a)(xiii) of the Agreement and, with respect to such subsection, pursuant to subsections
4.10(a) and (b) of the Agreement, for the purpose of reinstating amounts reduced pursuant to the foregoing clauses (d) and (e).

          Subject to the Agreement, payments of principal are limited to the unpaid Class D Invested Amount of the Class D Certificates, which may be less than the unpaid balance of the Class D Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class D Certificates is due and payable no later than the February 2002 Distribution Date (or if such day is not a Business Day, the next succeeding Business Day) (the
"Series Termination Date").  After the Series Termination
Date neither the Trust nor the Transferor will have any further obligation to distribute principal or interest on the Class C Certificates. In the event that the Class D
Invested Amount is greater than zero on the Series
Termination Date, the Trustee will sell or cause to be sold, to the extent necessary, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Class A Invested Amount, the Class B Invested
Amount, the Class C Invested Amount and the Class D
Invested Amount at the close of business on such date
(but not more than the total amount of Receivables allocable to the Investor Certificates), and shall pay the proceeds to the Class A Certificateholders pro rata in final payment of the Class A Certificates, then to the Class B Certificateholders pro rata in final payment of the Class B Certificates, then to the Class C
Certificateholders pro rata in final payment of the Class
C Certificates and finally to the Class D
Certificateholders pro rata in final payment of the Class
D Certificates.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, the Transferor has caused this Certificate to be duly executed under its official seal.


                     FINGERHUT FINANCIAL SERVICES
                         RECEIVABLES, INC.


                     By:________________________
                        Name:
                        Title:


Dated:


              CERTIFICATE OF AUTHENTICATION


          This is one of the Class D Certificates
referred to in the within-mentioned Pooling and Servicing
Agreement.


                     THE BANK OF NEW YORK



                     By:________________________
                        Name:
                        Title:

EXHIBIT B

     [Form of Monthly Certificateholders' Statement]
EXHIBIT C

               FORM OF PURCHASER'S LETTER



Fingerhut Financial Securities
  Receivables, Inc.
4400 Baker Road, Suite F470
Minnetonka, MN  55343

The Bank of New York (Delaware)
White Clay Center
Route 273
Newark, Delaware 19711

                Re:  Class C Certificates, Series 1996-1

Ladies and Gentlemen:

     In connection with our proposed purchase of Fingerhut Financial Services Master Trust, Class C
Certificates, Series 1996-1 (the "Certificates"), we confirm that:

I.         We have received a copy of the Private
Placement Memorandum dated April 18, 1996 relating to the
Certificates (the "Private Placement Memorandum") and such other information as we deem necessary in order to make our investment decision. We understand that the Private Placement Memorandum and any such other information speaks only as of its date and that the information contained in the Private Placement Memorandum and such other information may not be correct or complete as of any time subsequent to such date.

I. We agree to be bound by the restrictions and conditions set forth in the Pooling and Servicing
Agreement, dated as of May 26, 1995, as supplemented by the Series 1996-1 Supplement dated as of April 23, 1996
(the "Series 1996-1 Supplement" and together with the Pooling and Servicing Agreement, the "Pooling and
Servicing Agreement"), each by and among Fingerhut
Financial Services Receivables, Inc., as transferor (the
"Transferor"), Direct Merchants Credit Card Bank,
National Association, as servicer (the "Servicer") and
The Bank of New York (Delaware) as trustee (the
"Trustee"), relating to the Certificates and agree to be bound by, and not reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") the Certificates except in compliance with such restrictions and conditions including but not limited to those in Section
10 of the Series 1996-1 Supplement.

I. We understand that the Certificates have not been and will not be registered under the Securities
Act of 1933, as amended (the "Securities Act") or any state securities law and agree that the Certificates may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor or (ii) to a limited number of institutional "accredited investors"
(as defined in Rule 501(a)(1), (2), (3) or (7) under the
Securities Act) and in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee).

I. We have neither acquired nor will we Transfer any Certificate we acquire (or any interest therein) or cause any Certificate (or any interest therein) to be marketed on or through (i) an "established securities market" within the meaning of Section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") and any treasury regulation thereunder, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations or (ii) a "secondary market" within the meaning of Section 7704(b)(2) of the Code and any treasury regulation thereunder, including a market wherein interests in the Certificates are regularly quoted by any Person making a market in such interests and a market wherein any person regularly makes available bid or offer quotes with respect to interests in the Certificates and stands ready to effect buy or sell transactions at the quoted prices for itself or on behalf of others.

I.             We are not and will not become a
partnership, Subchapter S corporation or grantor trust for United States federal income tax purposes. [If this representation cannot be made, the Transferor, the Servicer or the Trustee may require additional representations.]

I.             We are a person who is either (A)(i) a
citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in
(i) or (ii) whose ownership of the Certificates is effectively connected with a such person's conduct of a trade or business within the United States (within the meaning of the Code) and our ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificates by any person or (B) an estate or trust the income of which is includible in gross income for United States federal income tax purposes. We agree that if we are a person described in clause (A)(iii) above, we will furnish to the person from whom we are acquiring a Certificate, the Servicer and the Trustee, a properly executed U.S. Internal Revenue Service Form 4224 and a new Form 4224 upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Transferor, the Servicer or the Trustee). We recognize that if we are a tax-exempt entity, payments with respect to the Certificates may constitute unrelated business taxable income.

I. We understand that no subsequent Transfer of a Certificate is permitted unless (i) such Transfer is of a Certificate with a denomination of at least
$[1,000,000] and (ii) the Transferor and the Servicer each consent in writing to the proposed Transfer, which consent shall be granted unless either the Transferor or the Servicer determines in its sole and absolute discretion that such Transfer would create a risk that the Trust would be classified for federal or any applicable state tax purposes as an association or publicly traded partnership taxable as a corporation;
provided, that any attempted Transfer that would cause the number of Targeted Holders (as defined in the Purchase Agreement) to exceed ninety-nine shall be void;
and provided, further, that there shall not at any time be more than ten Certificateholders or such other number as may be consented to by the Transferor which consent may be withheld in its sole and absolute discretion.

I.             We understand that the opinion of tax
counsel that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs 4, 5, 6 and 7 and that in addition to our being subject to having our purchase rescinded, we will be liable for damages.

I.          We are an institutional "accredited investor"
(as defined in Rule 501(a)(1), (2), (3), or (7) of
Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any account for which we are acting are each able to bear the economic risk of our or its investment.

I. We are acquiring each of the Certificates purchased by us for our own account or for a single account (each of which is an institutional "accredited investor") as to which we exercise sole investment discretion.

I.              We are not (i) an employee benefit plan
(as defined in Section 3(3) of the Employee Retirement
Income Security Act of 1974, as amended ("ERISA") that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Internal
Revenue Code of 1986, as amended, (iii) a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the provisions of Section 406 of ERISA or Section 4975 of the Code, (iv) an entity whose underlying assets include plan assets by reason of a plan's investment in the entity, or (v) a person investing "plan assets" of any such plan (excluding for purposes of this clause (v) any entity registered under the Investment Company Act of 1940, as amended).

I. We understand that any purported Transfer of any Certificate in contravention of the restrictions and conditions in paragraphs 1 through 11 above
(including any violation of the representation in paragraph 5 by an investor who continues to hold a Certificate occurring any time after the Transfer in which it acquired such Certificate) shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a Certificateholder for any purpose.

I.              We further understand that, on any
proposed resale, pledge or transfer of any Certificates, we will be required to furnish to the Trustee and the Registrar, such certification and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Certificates and the Pooling and Servicing Agreement pursuant to which the Certificates were issued and we agree that if we determine to Transfer any Certificate, we will cause our proposed transferee to provide the Transferor, the Servicer and the Trustee with a letter substantially in the form of this letter. We further understand that Certificates purchased by us will bear a legend to the foregoing effect.

      You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                              Very truly yours

                              [Purchaser]


                              By:________________________
                                 Name:
                                 Title: